As filed with the Securities and Exchange Commission on January 5, 2024
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-22396
NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND INC.
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)
Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman High Yield Strategies Fund Inc.
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
Lori L. Schneider, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Registrant’s telephone number, including area code: (212) 476-8800

Date of fiscal year end: October 31
Date of reporting period: October 31, 2023
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.
(a) Following is a copy of the annual report transmitted to stockholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
High Yield Strategies
Fund Inc.

Annual Report
October 31, 2023

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC. ©2023 Neuberger Berman Investment Advisers LLC. All rights reserved.

President’s Letter
Dear Stockholder,
I am pleased to present this annual report for Neuberger Berman High Yield Strategies Fund Inc. (the Fund) for the 12 months ended October 31, 2023 (the reporting period). The report includes a portfolio commentary, a listing of the Fund’s investments and its audited financial statements for the reporting period.
The Fund seeks high total return (income plus capital appreciation). To pursue that objective, we have assembled a portfolio that consists primarily of high yield debt securities.
As previously communicated, the Fund commenced a transferable rights offering (Offer) on May 23, 2023 (Record Date), whereby the Fund issued one transferable right (Right) for each share of common stock of the Fund held by stockholders of record as of the Record Date. Holders of Rights were entitled to purchase shares of common stock by submitting three Rights and the subscription price per share for each share purchased. The final subscription price of $7.42 per share of common stock was equal to 89% of the Fund’s net asset value per share of common stock at the close of trading on the NYSE American on June 21, 2023, the expiration date of the Offer. The Offer, which was over-subscribed, resulted in the issuance of 6,482,227 shares of common stock and the gross proceeds of the Offer were approximately $48.1 million.
As previously communicated, in September 2023, the Fund successfully refinanced its leverage by entering into a new revolving debt financing facility (Revolving Credit Facility) and completing a private placement of 400 Mandatory Redeemable Preferred Shares, Series D (Preferred Shares) with an aggregate liquidation preference of $40,000,000 to a major unaffiliated financial institution. Under the terms of the Revolving Credit Facility, the Fund has access to committed debt financing of up to $110 million. The Preferred Shares pay dividends based on a floating rate and have a term of three years. As part of the leverage refinancing, the Fund repaid its previously outstanding Floating Rate Senior Notes and redeemed its Mandatory Redeemable Preferred Shares, Series C.
Thank you for your confidence in the Fund. We will continue to do our best to retain your trust in the years to come.
 Sincerely,

Joseph V. Amato
President and CEO
Neuberger Berman High Yield Strategies Fund Inc.

Neuberger Berman High Yield Strategies Fund Inc.
Portfolio Commentary (Unaudited)

Neuberger Berman High Yield Strategies Fund Inc. (the Fund) generated a -1.00% total return on a net asset value (NAV) basis for the 12 months ended October 31, 2023 (the reporting period), underperforming its benchmark, the ICE BofA U.S. High Yield Constrained Index (the Index), which posted a 5.81% total return for the same period. (Fund performance on a market price basis is provided in the table immediately following this commentary.) The use of leverage (typically a performance enhancer in up markets and a detractor during market retreats) detracted from the Fund’s performance during the reporting period.
The high-yield market, as measured by the Index, generated a positive return during the reporting period. A number of factors impacted the overall fixed income market, including elevated and persistent inflation, aggressive rate hikes by the U.S. Federal Reserve Board (Fed), a mini crisis in regional and a couple of large international banks and a few geopolitical events. Despite these headwinds, the U.S. economy was resilient and continued to expand. All told, high-yield credit spreads tightened, and high-yield bond prices rose during the reporting period.
From a sector perspective on a relative basis, security selection within and an overweight versus the Index to diversified financial services, an underweight to and security selection within media-broadcast, and an overweight to and security selection within building materials, were the most additive to performance. In contrast, security selection within and an overweight to telecommunications, security selection within and an underweight to media-cable, and security selection within and an overweight to technology & electronics, detracted the most from returns.
In terms of the Fund's portfolio credit quality on a relative basis, sector overweights in B rated and BBB and above rated issuers versus the Index, as well as an underweight versus the Index to BB rated issuers were the most beneficial for performance. Conversely, security selection within and an overweight to CCC and below rated issuers, and security selection within BBB and above rated issuers detracted the most from results. Over the reporting period, distressed CCCs—as measured by the ICE BofA U.S. Distressed High Yield Index—outperformed with a return of 8.29%. As a result of our disciplined credit underwriting standards, avoiding some of these challenged issuers in the Fund hurt relative performance.
The Fund’s use of swap contracts detracted from performance during the reporting period.
Looking ahead, we remain constructive on U.S. high-yield at current spread levels. In our view, U.S. high-yield valuations and yields are attractive and compensating investors for the around average default outlook. While the economy remains resilient, slowing real demand has helped inflation continue to move downward. The lagged effects of monetary tightening, higher current interest rates and shifts in consumer behavior are likely to keep pushing inflation toward the Fed’s target range. However, higher interest rates could put more pressure on the consumer and broader economy. As credit dispersion has been on the rise, our analysts remain keenly focused on the specific fundamentals of individual issuers in their coverage, assessing the base and downside cases in the event of a soft-landing or recession. Relatively healthy consumer and business balance sheets and nominal GDP growth should continue to provide support for most issuers’ fundamentals, in our view. While the incoming macroeconomic data and overall credit cycle dynamics can move the high-yield market day-to-day, we remain very focused on industry-specific trends and idiosyncratic risks to individual issuers. We believe our bottom-up, fundamental credit research that focuses on security selection, avoiding credit deterioration, and putting only our "best ideas" into portfolios, will position us well to take advantage of periods of volatility.
Sincerely,
Joe Lind and Chris Kocinski
Portfolio Co-Managers
The portfolio composition, industries and holdings of the Fund are subject to change without notice.

Neuberger Berman High Yield Strategies Fund Inc.
Portfolio Commentary (Unaudited)
The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.
The value of securities owned by the Fund, as well as the market value of shares of the Fund’s common stock, may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price, currency and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.
The performance of certain rated bonds within the Index, as noted above, represent issues that are rated Baa3/BBB- and above, Ba1/BB+ through Ba3/BB-, B1/B+ through B3/B- and Caa1/CCC+ or lower, based on an average of Moody’s, S&P Global and Fitch ratings, as calculated by ICE BofA.

High Yield Strategies Fund Inc. (Unaudited)

TICKER SYMBOL
High Yield Strategies Fund Inc.	NHS

PORTFOLIO BY MATURITY DISTRIBUTION
(as a % of Total Investments*)
Less than One Year	1.0%
One to less than Five Years	49.3
Five to less than Ten Years	47.1
Ten Years or Greater	2.6
Total	100.0%

*	Does not include Short-Term Investments or the impact of the Fund’s open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS[1]
	Inception Date	Average Annual Total Return Ended 10/31/2023
		1 Year	5 Years	10 Years	Life of Fund
At NAV[2]
High Yield Strategies Fund Inc.	07/28/2003	-1.00%	0.10%	2.48%	6.93%
At Market Price[3]
High Yield Strategies Fund Inc.	07/28/2003	-1.98%	2.61%	2.64%	6.35%
Index
ICE BofA U.S. High Yield Constrained Index[4]		5.81%	2.86%	3.77%	6.39%
Listed closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, shares of common stock of closed-end funds are sold in the secondary market on a stock exchange.
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www. nb.com/cef-performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of shares of the Fund’s common stock.
The investment return and market price will fluctuate and shares of the Fund’s common stock may trade at prices above or below NAV. Shares of the Fund’s common stock, when sold, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not waived certain expenses during certain of the periods shown. The waived fees are from prior years that are no longer disclosed in the Financial Highlights.

High Yield Strategies Fund Inc. (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

25,000
20,000
15,000
10,000
5,000
0
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Value as of 10/31/23
High Yield Strategies Fund Inc. shares of common stock at NAV
$12,773
High Yield Strategies Fund Inc. shares of common stock at Market Price
$12,971
ICE BofA U.S. High Yield Constrained Index
$14,483

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years. The graph is based on the Fund’s shares of common stock both at net asset value (NAV) and at market price. The Fund’s common stock may trade at market prices above or below NAV per share (see Performance Highlights chart). The result is compared with a broad-based market index. The market index has not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any, at prices obtained under the Fund’s Distribution Reinvestment Plan. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of Fund shares. Results represent past performance and do not indicate future results.
Impact of the Fund’s Distribution Policy
The Fund has a practice of seeking to maintain a relatively stable level of distributions to common stockholders. In general, this practice does not affect the Fund’s investment strategy and may reduce the Fund’s NAV. Management believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and its premium/discount to the Fund’s NAV per share. During the 12-month period ended October 31, 2023, the Fund made distributions to common stockholders totaling $1.09 per share, of which $0.52 will be treated as a return of capital for tax purposes.

Endnotes (Unaudited)

1	The performance information for periods prior to August 6, 2010 is that of a predecessor fund (Neuberger Berman High Yield Strategies Fund).
2	Returns based on the NAV of the Fund.
3	Returns based on the market price of shares of the Fund’s common stock on the NYSE American.
4
The ICE BofA U.S. High Yield Constrained Index tracks the performance of U.S. dollar-denominated, below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody’s,
S&P and Fitch ratings) and have risk exposure to countries that are members of the FX-G10, Western
Europe or territories of the U.S. and Western Europe. Securities in legal default are excluded from the index. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%. Transaction costs are incorporated into the calculation of total return for ICE fixed income indices beginning in July 2022.  Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by
NBIA and include reinvestment of all income dividends and other distributions, if any. The Fund may invest in securities not included in the index and generally does not invest in all securities included in the index.

For more complete information on Neuberger Berman High Yield Strategies Fund Inc., call Neuberger Berman Investment Advisers LLC at (877) 461-1899, or visit our website at www.nb.com.

Legend October 31, 2023 (Unaudited)
Neuberger Berman High Yield Strategies Fund Inc.
Benchmarks:
LIBOR	= London Interbank Offered Rate
SOFR	= Secured Overnight Financing Rate
Other Abbreviations:
Management or NBIA	= Neuberger Berman Investment Advisers LLC
Currency Abbreviations:
USD	= United States Dollar

Schedule of Investments High Yield Strategies Fund Inc.^
October 31, 2023

Principal Amount		Value
Asset-Backed Securities 1.8%
$250,000	Barings CLO Ltd., Series 2017-1A, Class E, (3 mo. USD Term SOFR + 6.26%), 11.66%, due 7/18/2029	$236,732 (a)(b)
350,000	Cedar Funding X CLO Ltd., Series 2019-10A, Class ER, (3 mo. USD Term SOFR + 6.76%), 12.18%, due 10/20/2032	318,141 (a)(b)
250,000	Crown City CLO II, Series 2020-2A, Class DR, (3 mo. USD Term SOFR + 7.11%), 12.53%, due 4/20/2035	222,971 (a)(b)
1,000,000	KKR CLO Ltd., Series 23, Class D, (3 mo. USD Term SOFR + 3.36%), 8.78%, due 10/20/2031	961,459 (a)(b)
1,000,000	Octagon Investment Partners 39 Ltd., Series 2018-3A, Class D, (3 mo. USD Term SOFR + 3.21%), 8.63%, due 10/20/2030	958,338 (a)(b)
500,000	TSTAT Ltd., Series 2022-1A, Class E, (3 mo. USD Term SOFR + 8.50%), 13.83%, due 7/20/2031	494,068 (a)(b)
250,000	Voya CLO Ltd., Series 2019-2A, Class E, (3 mo. USD Term SOFR + 6.86%), 12.28%, due 7/20/2032	240,261 (a)(b)
Total Asset-Backed Securities (Cost $3,382,188)		3,431,970

Corporate Bonds 142.5%
Advertising 0.1%
330,000	Summer BC Bidco B LLC, 5.50%, due 10/31/2026	287,381 (a)
Aerospace & Defense 3.0%
485,000	Bombardier, Inc., 7.88%, due 4/15/2027	466,557 (a)
TransDigm, Inc.
655,000	6.25%, due 3/15/2026	639,581 (a)
505,000	7.50%, due 3/15/2027	504,382
1,525,000	5.50%, due 11/15/2027	1,419,706
1,605,000	6.75%, due 8/15/2028	1,558,428 (a)
1,300,000	6.88%, due 12/15/2030	1,255,228 (a)
5,843,882
Agriculture 0.1%
140,000	Darling Ingredients, Inc., 6.00%, due 6/15/2030	131,348 (a)
Airlines 6.1%
620,000	American Airlines, Inc., 7.25%, due 2/15/2028	576,490 (a)
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
4,620,833	5.50%, due 4/20/2026	4,493,523 (a)
2,465,000	5.75%, due 4/20/2029	2,223,565 (a)
135,000	Delta Air Lines, Inc., 7.38%, due 1/15/2026	136,343
Latam Airlines Group SA
285,000	13.38%, due 10/15/2027	304,835 (a)
335,000	13.38%, due 10/15/2029	361,048 (a)
United Airlines, Inc.
1,225,000	4.38%, due 4/15/2026	1,136,328 (a)
435,000	4.63%, due 4/15/2029	367,446 (a)
VistaJet Malta Finance PLC/Vista Management Holding, Inc.
1,650,000	7.88%, due 5/1/2027	1,268,982 (a)
415,000	9.50%, due 6/1/2028	317,961 (a)
1,025,000	6.38%, due 2/1/2030	683,565 (a)
11,870,086
Apparel 0.5%
175,000	Hanesbrands, Inc., 4.88%, due 5/15/2026	160,793 (a)
345,000	William Carter Co., 5.63%, due 3/15/2027	326,895 (a)
565,000	Wolverine World Wide, Inc., 4.00%, due 8/15/2029	421,262 (a)
908,950
See Notes to Financial Statements

Schedule of Investments High Yield Strategies Fund Inc.^  (cont’d)
Principal Amount		Value

Auto Manufacturers 3.1%
	Ford Motor Co.
$250,000	9.63%, due 4/22/2030	$278,764
200,000	7.45%, due 7/16/2031	201,801
300,000	6.10%, due 8/19/2032	277,485
440,000	4.75%, due 1/15/2043	305,638
385,000	7.40%, due 11/1/2046	361,264
	Ford Motor Credit Co. LLC
590,000	4.06%, due 11/1/2024	574,365
180,000	4.69%, due 6/9/2025	173,876
115,000	5.13%, due 6/16/2025	111,897
845,000	4.39%, due 1/8/2026	800,977
430,000	6.95%, due 3/6/2026	430,742
510,000	(Secured Overnight Financing Rate + 2.95%), 8.29%, due 3/6/2026	513,921 (b)
450,000	6.95%, due 6/10/2026	451,125
70,000	4.13%, due 8/17/2027	63,554
545,000	7.35%, due 11/4/2027	551,634
210,000	6.80%, due 5/12/2028	209,400
360,000	5.11%, due 5/3/2029	327,656
200,000	3.63%, due 6/17/2031	158,000
225,000	Jaguar Land Rover Automotive PLC, 5.88%, due 1/15/2028	202,509 (a)
		5,994,608
Auto Parts & Equipment 3.8%
	Dana, Inc.
415,000	5.38%, due 11/15/2027	381,800
1,135,000	4.50%, due 2/15/2032	888,819
795,000	Dealer Tire LLC/DT Issuer LLC, 8.00%, due 2/1/2028	745,682 (a)
	Goodyear Tire & Rubber Co.
575,000	5.00%, due 7/15/2029	494,513
1,315,000	5.25%, due 7/15/2031	1,070,896
755,000	5.63%, due 4/30/2033	605,433
2,095,000	IHO Verwaltungs GmbH, 4.75% Cash/5.50% PIK, due 9/15/2026	1,946,946 (a)(c)
	ZF North America Capital, Inc.
370,000	4.75%, due 4/29/2025	356,993 (a)
420,000	6.88%, due 4/14/2028	407,000 (a)
475,000	7.13%, due 4/14/2030	460,781 (a)
		7,358,863
Banks 1.1%
450,000	Bank of America Corp., 6.13%, due 4/27/2027	423,099 (d)(e)
390,000	Bank of New York Mellon Corp., 3.70%, due 3/20/2026	335,499 (d)(e)
1,185,000	JPMorgan Chase & Co., 4.60%, due 2/1/2025	1,104,021 (d)(e)
460,000	PNC Financial Services Group, Inc., 3.40%, due 9/15/2026	330,989 (d)(e)
		2,193,608
Building Materials 3.9%
565,000	Builders FirstSource, Inc., 6.38%, due 6/15/2032	517,128 (a)
1,740,000	Camelot Return Merger Sub, Inc., 8.75%, due 8/1/2028	1,624,690 (a)
510,000	Cornerstone Building Brands, Inc., 6.13%, due 1/15/2029	372,862 (a)
580,000	Emerald Debt Merger Sub LLC, 6.63%, due 12/15/2030	551,725 (a)
1,825,000	Jeld-Wen, Inc., 4.88%, due 12/15/2027	1,546,949 (a)
850,000	Knife River Corp., 7.75%, due 5/1/2031	846,832 (a)
See Notes to Financial Statements

Schedule of Investments High Yield Strategies Fund Inc.^  (cont’d)
Principal Amount		Value

Building Materials – cont'd
Masonite International Corp.
$1,310,000	5.38%, due 2/1/2028	$1,206,392 (a)
170,000	3.50%, due 2/15/2030	134,610 (a)
975,000	Standard Industries, Inc., 4.38%, due 7/15/2030	796,597 (a)
7,597,785
Chemicals 4.4%
705,000	Ashland, Inc., 3.38%, due 9/1/2031	540,436 (a)
985,000	Avient Corp., 7.13%, due 8/1/2030	947,660 (a)
170,000	Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, due 7/1/2028	158,831 (a)
1,065,000	INEOS Finance PLC, 6.75%, due 5/15/2028	994,428 (a)
1,110,000	INEOS Quattro Finance 2 PLC, 3.38%, due 1/15/2026	1,060,050 (a)
NOVA Chemicals Corp.
835,000	4.88%, due 6/1/2024	820,574 (a)
576,000	5.25%, due 6/1/2027	486,527 (a)
Olympus Water U.S. Holding Corp.
700,000	4.25%, due 10/1/2028	558,558 (a)
545,000	9.75%, due 11/15/2028	532,302 (a)
680,000	SCIH Salt Holdings, Inc., 4.88%, due 5/1/2028	587,097 (a)
400,000	SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, due 11/1/2026	354,810 (a)
SNF Group SACA
160,000	3.13%, due 3/15/2027	141,582 (a)
65,000	3.38%, due 3/15/2030	51,982 (a)
595,000	Tronox, Inc., 4.63%, due 3/15/2029	468,701 (a)
1,020,000	Vibrantz Technologies, Inc., 9.00%, due 2/15/2030	811,812 (a)
155,000	WR Grace Holdings LLC, 5.63%, due 8/15/2029	120,125 (a)
8,635,475
Commercial Services 5.5%
310,000	ADT Security Corp., 4.88%, due 7/15/2032	259,318 (a)
355,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.00%, due 6/1/2029	256,487 (a)
495,000	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL, 4.63%, due 6/1/2028	404,865 (a)
APX Group, Inc.
60,000	6.75%, due 2/15/2027	57,925 (a)
1,315,000	5.75%, due 7/15/2029	1,093,243 (a)
125,000	ASGN, Inc., 4.63%, due 5/15/2028	110,686 (a)
Garda World Security Corp.
50,000	7.75%, due 2/15/2028	48,084 (a)
345,000	6.00%, due 6/1/2029	262,998 (a)
1,215,000	GTCR W-2 Merger Sub LLC, 7.50%, due 1/15/2031	1,199,630 (a)
730,000	Hertz Corp., 4.63%, due 12/1/2026	611,466 (a)
95,000	Legends Hospitality Holding Co. LLC/Legends Hospitality Co.-Issuer, Inc., 5.00%, due 2/1/2026	90,601 (a)
365,000	MPH Acquisition Holdings LLC, 5.50%, due 9/1/2028	310,287 (a)
1,205,000	Neptune Bidco U.S., Inc., 9.29%, due 4/15/2029	1,063,471 (a)
Prime Security Services Borrower LLC/Prime Finance, Inc.
1,555,000	5.75%, due 4/15/2026	1,508,518 (a)
1,010,000	6.25%, due 1/15/2028	936,576 (a)
United Rentals North America, Inc.
150,000	4.88%, due 1/15/2028	139,167
635,000	5.25%, due 1/15/2030	579,840
1,250,000	3.75%, due 1/15/2032	993,885
See Notes to Financial Statements

Schedule of Investments High Yield Strategies Fund Inc.^  (cont’d)
Principal Amount		Value

Commercial Services – cont'd
$700,000	Williams Scotsman, Inc., 7.38%, due 10/1/2031	$688,534 (a)
10,615,581
Computers 2.4%
995,000	Ahead DB Holdings LLC, 6.63%, due 5/1/2028	815,900 (a)
690,000	McAfee Corp., 7.38%, due 2/15/2030	551,983 (a)
3,455,000	Presidio Holdings, Inc., 8.25%, due 2/1/2028	3,269,548 (a)
4,637,431
Cosmetics - Personal Care 0.9%
940,000	Coty, Inc., 5.00%, due 4/15/2026	898,048 (a)
880,000	Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC, 6.63%, due 7/15/2030	838,395 (a)
1,736,443
Distribution - Wholesale 1.7%
810,000	BCPE Empire Holdings, Inc., 7.63%, due 5/1/2027	742,964 (a)
1,160,000	Resideo Funding, Inc., 4.00%, due 9/1/2029	930,900 (a)
325,000	Ritchie Bros Holdings, Inc., 6.75%, due 3/15/2028	318,493 (a)
1,365,000	Windsor Holdings III LLC, 8.50%, due 6/15/2030	1,328,782 (a)
3,321,139
Diversified Financial Services 1.5%
Ally Financial, Inc.
300,000	5.80%, due 5/1/2025	293,636
155,000	5.75%, due 11/20/2025	148,066
589,067	Global Aircraft Leasing Co. Ltd., 6.50% Cash/7.25% PIK, due 9/15/2024	532,349 (a)(c)
160,000	LPL Holdings, Inc., 4.00%, due 3/15/2029	137,578 (a)
OneMain Finance Corp.
433,000	6.13%, due 3/15/2024	431,840
215,000	6.88%, due 3/15/2025	212,118
175,000	7.13%, due 3/15/2026	169,960
555,000	6.63%, due 1/15/2028	504,915
380,000	3.88%, due 9/15/2028	300,447
105,000	9.00%, due 1/15/2029	102,182
2,833,091
Electric 5.1%
Calpine Corp.
445,000	5.25%, due 6/1/2026	425,910 (a)
260,000	5.13%, due 3/15/2028	232,682 (a)
2,365,000	5.00%, due 2/1/2031	1,907,557 (a)
170,000	Clearway Energy Operating LLC, 3.75%, due 1/15/2032	128,768 (a)
970,000	Leeward Renewable Energy Operations LLC, 4.25%, due 7/1/2029	792,171 (a)
NRG Energy, Inc.
1,255,000	10.25%, due 3/15/2028	1,211,542 (a)(d)(e)
635,000	5.25%, due 6/15/2029	560,236 (a)
550,000	3.63%, due 2/15/2031	415,050 (a)
435,000	3.88%, due 2/15/2032	323,277 (a)
120,000	Talen Energy Supply LLC, 8.63%, due 6/1/2030	121,933 (a)
730,000	TransAlta Corp., 7.75%, due 11/15/2029	726,286
940,000	Vistra Corp., 7.00%, due 12/15/2026	855,400 (a)(d)(e)
See Notes to Financial Statements

Schedule of Investments High Yield Strategies Fund Inc.^  (cont’d)
Principal Amount		Value

Electric – cont'd
Vistra Operations Co. LLC
$350,000	5.50%, due 9/1/2026	$332,980 (a)
460,000	4.38%, due 5/1/2029	390,722 (a)
1,495,000	7.75%, due 10/15/2031	1,443,004 (a)
9,867,518
Electrical Components & Equipment 0.6%
Energizer Holdings, Inc.
795,000	6.50%, due 12/31/2027	741,078 (a)
530,000	4.75%, due 6/15/2028	452,694 (a)
1,193,772
Electronics 1.1%
1,705,000	Imola Merger Corp., 4.75%, due 5/15/2029	1,486,407 (a)
Sensata Technologies BV
60,000	5.00%, due 10/1/2025	58,336 (a)
520,000	5.88%, due 9/1/2030	474,934 (a)
185,000	TTM Technologies, Inc., 4.00%, due 3/1/2029	151,698 (a)
2,171,375
Energy - Alternate Sources 1.0%
Sunnova Energy Corp.
1,780,000	5.88%, due 9/1/2026	1,441,853 (a)
500,000	11.75%, due 10/1/2028	426,515 (a)
1,868,368
Engineering & Construction 1.1%
1,165,000	Global Infrastructure Solutions, Inc., 7.50%, due 4/15/2032	952,789 (a)
1,255,000	VM Consolidated, Inc., 5.50%, due 4/15/2029	1,111,391 (a)
2,064,180
Entertainment 7.2%
435,000	Allwyn Entertainment Financing U.K. PLC, 7.88%, due 4/30/2029	428,693 (a)
745,000	Banijay Entertainment SASU, 8.13%, due 5/1/2029	726,366 (a)
155,000	Caesars Entertainment, Inc., 6.25%, due 7/1/2025	152,503 (a)
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp./Millennium Op
720,000	5.50%, due 5/1/2025	705,682 (a)
500,000	6.50%, due 10/1/2028	462,790
Churchill Downs, Inc.
305,000	4.75%, due 1/15/2028	273,135 (a)
1,720,000	6.75%, due 5/1/2031	1,586,700 (a)
1,080,000	Everi Holdings, Inc., 5.00%, due 7/15/2029	907,502 (a)
International Game Technology PLC
60,000	4.13%, due 4/15/2026	56,459 (a)
60,000	6.25%, due 1/15/2027	58,476 (a)
Light & Wonder International, Inc.
590,000	7.00%, due 5/15/2028	575,125 (a)
465,000	7.25%, due 11/15/2029	450,943 (a)
580,000	7.50%, due 9/1/2031	566,329 (a)
255,000	Lions Gate Capital Holdings LLC, 5.50%, due 4/15/2029	167,800 (a)
See Notes to Financial Statements

Schedule of Investments High Yield Strategies Fund Inc.^  (cont’d)
Principal Amount		Value

Entertainment – cont'd
Live Nation Entertainment, Inc.
$650,000	6.50%, due 5/15/2027	$634,163 (a)
615,000	4.75%, due 10/15/2027	561,993 (a)
160,000	3.75%, due 1/15/2028	139,840 (a)
170,000	Merlin Entertainments Ltd., 5.75%, due 6/15/2026	159,001 (a)
575,000	Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, due 5/1/2029	478,688 (a)
350,000	Motion Bondco DAC, 6.63%, due 11/15/2027	313,250 (a)
420,000	Penn Entertainment, Inc., 5.63%, due 1/15/2027	383,152 (a)
865,000	Raptor Acquisition Corp./Raptor Co.-Issuer LLC, 4.88%, due 11/1/2026	804,882 (a)
1,145,000	Scientific Games Holdings LP/Scientific Games U.S. FinCo, Inc., 6.63%, due 3/1/2030	984,700 (a)
1,845,000	SeaWorld Parks & Entertainment, Inc., 5.25%, due 8/15/2029	1,607,050 (a)
355,000	Warnermedia Holdings, Inc., 5.14%, due 3/15/2052	251,204
365,000	WMG Acquisition Corp., 3.75%, due 12/1/2029	306,374 (a)
345,000	Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, due 10/1/2029	294,218 (a)
14,037,018
Environmental Control 0.7%
300,000	Enviri Corp., 5.75%, due 7/31/2027	253,576 (a)
GFL Environmental, Inc.
60,000	3.75%, due 8/1/2025	56,746 (a)
55,000	3.50%, due 9/1/2028	47,093 (a)
405,000	4.38%, due 8/15/2029	345,385 (a)
735,000	Madison IAQ LLC, 5.88%, due 6/30/2029	569,357 (a)
1,272,157
Food 5.0%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC
60,000	3.25%, due 3/15/2026	55,421 (a)
125,000	5.88%, due 2/15/2028	119,737 (a)
1,065,000	6.50%, due 2/15/2028	1,045,609 (a)
350,000	3.50%, due 3/15/2029	298,410 (a)
1,245,000	4.88%, due 2/15/2030	1,111,555 (a)
Performance Food Group, Inc.
950,000	5.50%, due 10/15/2027	888,321 (a)
525,000	4.25%, due 8/1/2029	442,982 (a)
Pilgrim's Pride Corp.
645,000	4.25%, due 4/15/2031	531,325
1,300,000	3.50%, due 3/1/2032	990,340
1,155,000	6.25%, due 7/1/2033	1,061,442
710,000	6.88%, due 5/15/2034	671,801
620,000	TreeHouse Foods, Inc., 4.00%, due 9/1/2028	504,374
U.S. Foods, Inc.
510,000	6.88%, due 9/15/2028	498,456 (a)
1,145,000	4.75%, due 2/15/2029	1,010,070 (a)
600,000	7.25%, due 1/15/2032	588,983 (a)
9,818,826
Forest Products & Paper 0.3%
605,000	Ahlstrom Holding 3 Oyj, 4.88%, due 2/4/2028	493,571 (a)
Hand - Machine Tools 0.2%
365,000	Regal Rexnord Corp., 6.40%, due 4/15/2033	334,849 (a)
See Notes to Financial Statements

Schedule of Investments High Yield Strategies Fund Inc.^  (cont’d)
Principal Amount		Value

Healthcare - Products 0.6%
$460,000	Bausch & Lomb Escrow Corp., 8.38%, due 10/1/2028	$456,895 (a)
Medline Borrower LP
815,000	3.88%, due 4/1/2029	688,158 (a)
80,000	5.25%, due 10/1/2029	68,098 (a)
1,213,151
Healthcare - Services 5.1%
Catalent Pharma Solutions, Inc.
700,000	3.13%, due 2/15/2029	550,375 (a)
240,000	3.50%, due 4/1/2030	188,400 (a)
CHS/Community Health Systems, Inc.
97,000	8.00%, due 12/15/2027	82,272 (a)
5,000	6.00%, due 1/15/2029	3,787 (a)
460,000	5.25%, due 5/15/2030	326,671 (a)
480,000	4.75%, due 2/15/2031	321,718 (a)
DaVita, Inc.
270,000	4.63%, due 6/1/2030	211,602 (a)
555,000	3.75%, due 2/15/2031	398,937 (a)
190,000	Fortrea Holdings, Inc., 7.50%, due 7/1/2030	183,350 (a)
170,000	HealthEquity, Inc., 4.50%, due 10/1/2029	145,622 (a)
325,000	IQVIA, Inc., 5.00%, due 10/15/2026	309,828 (a)
380,000	Legacy LifePoint Health LLC, 4.38%, due 2/15/2027	314,226 (a)
355,000	LifePoint Health, Inc., 9.88%, due 8/15/2030	320,831 (a)
Molina Healthcare, Inc.
615,000	4.38%, due 6/15/2028	547,360 (a)
945,000	3.88%, due 5/15/2032	742,543 (a)
335,000	RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, due 12/1/2026	313,220 (a)
660,000	Select Medical Corp., 6.25%, due 8/15/2026	641,929 (a)
435,000	Star Parent, Inc., 9.00%, due 10/1/2030	431,687 (a)
Tenet Healthcare Corp.
420,000	4.88%, due 1/1/2026	402,530
440,000	5.13%, due 11/1/2027	406,172
865,000	6.13%, due 10/1/2028	802,287
570,000	6.13%, due 6/15/2030	527,547
1,470,000	6.75%, due 5/15/2031	1,395,961 (a)
490,000	U.S. Acute Care Solutions LLC, 6.38%, due 3/1/2026	416,874 (a)
9,985,729
Holding Companies - Diversified 0.4%
760,000	Benteler International AG, 10.50%, due 5/15/2028	765,498 (a)
Home Builders 1.4%
880,000	KB Home, 7.25%, due 7/15/2030	844,800
Mattamy Group Corp.
160,000	5.25%, due 12/15/2027	143,754 (a)
350,000	4.63%, due 3/1/2030	285,760 (a)
145,000	Meritage Homes Corp., 5.13%, due 6/6/2027	137,025
Shea Homes LP/Shea Homes Funding Corp.
1,210,000	4.75%, due 2/15/2028	1,063,447
280,000	4.75%, due 4/1/2029	236,367
2,711,153
See Notes to Financial Statements

Schedule of Investments High Yield Strategies Fund Inc.^  (cont’d)
Principal Amount		Value

Household Products - Wares 0.2%
$400,000	Spectrum Brands, Inc., 3.88%, due 3/15/2031	$320,176 (a)
Housewares 0.1%
310,000	Newell Brands, Inc., 6.38%, due 4/1/2036	243,142 (f)
Insurance 3.9%
Alliant Holdings Intermediate LLC/Alliant Holdings Co.-Issuer
2,475,000	6.75%, due 10/15/2027	2,260,319 (a)
470,000	5.88%, due 11/1/2029	390,212 (a)
960,000	AssuredPartners, Inc., 5.63%, due 1/15/2029	814,397 (a)
685,000	BroadStreet Partners, Inc., 5.88%, due 4/15/2029	597,219 (a)
1,050,000	GTCR AP Finance, Inc., 8.00%, due 5/15/2027	1,022,391 (a)
HUB International Ltd.
390,000	7.00%, due 5/1/2026	379,630 (a)
450,000	5.63%, due 12/1/2029	387,550 (a)
1,445,000	7.25%, due 6/15/2030	1,409,540 (a)
430,000	Ryan Specialty LLC, 4.38%, due 2/1/2030	368,308 (a)
7,629,566
Internet 2.7%
1,735,000	EquipmentShare.com, Inc., 9.00%, due 5/15/2028	1,630,900 (a)
Gen Digital, Inc.
360,000	6.75%, due 9/30/2027	350,421 (a)
470,000	7.13%, due 9/30/2030	457,240 (a)
515,000	Match Group Holdings II LLC, 5.63%, due 2/15/2029	464,871 (a)
385,000	Newfold Digital Holdings Group, Inc., 6.00%, due 2/15/2029	252,963 (a)
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
435,000	4.75%, due 4/30/2027	388,237 (a)
240,000	6.00%, due 2/15/2028	198,000 (a)
395,000	10.75%, due 6/1/2028	376,531 (a)
1,335,000	Ziff Davis, Inc., 4.63%, due 10/15/2030	1,117,687 (a)
5,236,850
Iron - Steel 0.9%
ATI, Inc.
130,000	5.88%, due 12/1/2027	120,610
530,000	7.25%, due 8/15/2030	510,220
Carpenter Technology Corp.
75,000	6.38%, due 7/15/2028	71,339
590,000	7.63%, due 3/15/2030	582,448
595,000	TMS International Corp., 6.25%, due 4/15/2029	469,427 (a)
1,754,044
Leisure Time 3.9%
230,000	Acushnet Co., 7.38%, due 10/15/2028	230,419 (a)
Carnival Corp.
455,000	9.88%, due 8/1/2027	474,246 (a)
390,000	7.00%, due 8/15/2029	382,411 (a)
1,695,000	Carnival Holdings Bermuda Ltd., 10.38%, due 5/1/2028	1,807,233 (a)
380,000	Carnival PLC, 7.88%, due 6/1/2027	387,144
65,000	Lindblad Expeditions Holdings, Inc., 9.00%, due 5/15/2028	62,527 (a)
50,000	Lindblad Expeditions LLC, 6.75%, due 2/15/2027	45,566 (a)
See Notes to Financial Statements

Schedule of Investments High Yield Strategies Fund Inc.^  (cont’d)
Principal Amount		Value

Leisure Time – cont'd
NCL Corp. Ltd.
$30,000	5.88%, due 3/15/2026	$26,925 (a)
650,000	5.88%, due 2/15/2027	598,305 (a)
485,000	8.13%, due 1/15/2029	473,842 (a)
200,000	NCL Finance Ltd., 6.13%, due 3/15/2028	167,247 (a)
Royal Caribbean Cruises Ltd.
345,000	4.25%, due 7/1/2026	317,262 (a)
1,205,000	5.50%, due 4/1/2028	1,098,781 (a)
560,000	9.25%, due 1/15/2029	584,550 (a)
1,005,000	7.25%, due 1/15/2030	991,407 (a)
7,647,865
Lodging 0.1%
278,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, due 3/1/2025	272,936 (a)
Machinery - Construction & Mining 0.6%
605,000	Manitowoc Co., Inc., 9.00%, due 4/1/2026	593,025 (a)
670,000	Terex Corp., 5.00%, due 5/15/2029	586,482 (a)
1,179,507
Machinery - Diversified 1.6%
320,000	ATS Corp., 4.13%, due 12/15/2028	274,800 (a)
Chart Industries, Inc.
1,700,000	7.50%, due 1/1/2030	1,669,375 (a)
95,000	9.50%, due 1/1/2031	97,847 (a)
995,000	SPX FLOW, Inc., 8.75%, due 4/1/2030	912,226 (a)
265,000	TK Elevator U.S. Newco, Inc., 5.25%, due 7/15/2027	241,268 (a)
3,195,516
Media 7.4%
Altice Financing SA
315,000	5.00%, due 1/15/2028	256,179 (a)
680,000	5.75%, due 8/15/2029	525,849 (a)
840,000	Cable One, Inc., 4.00%, due 11/15/2030	625,800 (a)
CCO Holdings LLC/CCO Holdings Capital Corp.
1,730,000	5.50%, due 5/1/2026	1,649,827 (a)
160,000	5.13%, due 5/1/2027	147,311 (a)
520,000	5.00%, due 2/1/2028	466,927 (a)
1,330,000	5.38%, due 6/1/2029	1,164,122 (a)
440,000	6.38%, due 9/1/2029	402,687 (a)
140,000	4.50%, due 8/15/2030	112,257 (a)
570,000	4.25%, due 2/1/2031	443,573 (a)
325,000	7.38%, due 3/1/2031	307,132 (a)
390,000	4.75%, due 2/1/2032	304,418 (a)
CSC Holdings LLC
770,000	5.25%, due 6/1/2024	719,968
525,000	5.38%, due 2/1/2028	418,076 (a)
805,000	11.25%, due 5/15/2028	767,821 (a)
535,000	6.50%, due 2/1/2029	423,020 (a)
1,940,000	5.75%, due 1/15/2030	1,014,949 (a)
605,000	4.13%, due 12/1/2030	405,327 (a)
615,000	4.63%, due 12/1/2030	311,880 (a)
See Notes to Financial Statements

Schedule of Investments High Yield Strategies Fund Inc.^  (cont’d)
Principal Amount		Value

Media – cont'd
DISH DBS Corp.
$240,000	7.75%, due 7/1/2026	$160,817
530,000	5.25%, due 12/1/2026	427,525 (a)
710,000	5.13%, due 6/1/2029	365,650
430,000	DISH Network Corp., 11.75%, due 11/15/2027	425,941 (a)
McGraw-Hill Education, Inc.
400,000	5.75%, due 8/1/2028	337,120 (a)
640,000	8.00%, due 8/1/2029	527,334 (a)
445,000	Midcontinent Communications/Midcontinent Finance Corp., 5.38%, due 8/15/2027	403,837 (a)
245,000	Radiate Holdco LLC/Radiate Finance, Inc., 6.50%, due 9/15/2028	121,275 (a)
Sirius XM Radio, Inc.
170,000	3.13%, due 9/1/2026	152,451 (a)
170,000	5.50%, due 7/1/2029	150,633 (a)
190,000	4.13%, due 7/1/2030	150,863 (a)
690,000	3.88%, due 9/1/2031	519,699 (a)
160,000	TEGNA, Inc., 4.75%, due 3/15/2026	149,301 (a)
14,359,569
Metal Fabricate - Hardware 0.3%
525,000	Advanced Drainage Systems, Inc., 6.38%, due 6/15/2030	495,689 (a)
Mining 3.1%
590,000	Arsenal AIC Parent LLC, 8.00%, due 10/1/2030	582,625 (a)
First Quantum Minerals Ltd.
579,000	7.50%, due 4/1/2025	543,038 (a)
725,000	6.88%, due 3/1/2026	636,778 (a)
845,000	6.88%, due 10/15/2027	719,708 (a)
670,000	8.63%, due 6/1/2031	565,548 (a)
FMG Resources August 2006 Pty. Ltd.
115,000	5.88%, due 4/15/2030	103,201 (a)
165,000	4.38%, due 4/1/2031	132,977 (a)
555,000	6.13%, due 4/15/2032	489,859 (a)
Hudbay Minerals, Inc.
1,245,000	4.50%, due 4/1/2026	1,158,739 (a)
835,000	6.13%, due 4/1/2029	747,164 (a)
440,000	Novelis Corp., 4.75%, due 1/30/2030	373,329 (a)
6,052,966
Miscellaneous Manufacturer 0.6%
145,000	Amsted Industries, Inc., 5.63%, due 7/1/2027	133,427 (a)
965,000	Calderys Financing LLC, 11.25%, due 6/1/2028	973,444 (a)
1,106,871
Office - Business Equipment 0.1%
130,000	CDW LLC/CDW Finance Corp., 3.57%, due 12/1/2031	104,242
Oil & Gas 8.6%
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
1,460,000	7.00%, due 11/1/2026	1,409,906 (a)
1,110,000	8.25%, due 12/31/2028	1,102,195 (a)
250,000	5.88%, due 6/30/2029	220,851 (a)
See Notes to Financial Statements

Schedule of Investments High Yield Strategies Fund Inc.^  (cont’d)
Principal Amount		Value

Oil & Gas – cont'd
Borr IHC Ltd./Borr Finance LLC
$520,000	10.00%, due 11/15/2028	$517,521 (a)(g)
470,000	10.38%, due 11/15/2030	466,005 (a)(g)
235,000	Callon Petroleum Co., 7.50%, due 6/15/2030	227,612 (a)
860,000	Chesapeake Energy Corp., 6.75%, due 4/15/2029	841,473 (a)
Civitas Resources, Inc.
875,000	8.38%, due 7/1/2028	880,391 (a)
1,665,000	8.63%, due 11/1/2030	1,694,680 (a)
1,000,000	8.75%, due 7/1/2031	1,009,266 (a)
Comstock Resources, Inc.
1,227,000	6.75%, due 3/1/2029	1,116,597 (a)
1,745,000	5.88%, due 1/15/2030	1,491,993 (a)
520,000	Diamond Foreign Asset Co./Diamond Finance LLC, 8.50%, due 10/1/2030	506,846 (a)
Hilcorp Energy I LP/Hilcorp Finance Co.
395,000	6.25%, due 11/1/2028	369,302 (a)
503,000	5.75%, due 2/1/2029	452,841 (a)
118,000	6.00%, due 2/1/2031	103,365 (a)
190,000	Nabors Industries Ltd., 7.50%, due 1/15/2028	167,808 (a)
1,385,000	Nabors Industries, Inc., 7.38%, due 5/15/2027	1,287,648 (a)
Northern Oil & Gas, Inc.
405,000	8.13%, due 3/1/2028	399,950 (a)
85,000	8.75%, due 6/15/2031	84,571 (a)
Permian Resources Operating LLC
250,000	5.38%, due 1/15/2026	240,020 (a)
655,000	5.88%, due 7/1/2029	609,629 (a)
325,000	7.00%, due 1/15/2032	315,053 (a)
1,120,000	Rockcliff Energy II LLC, 5.50%, due 10/15/2029	1,010,893 (a)
215,000	Vital Energy, Inc., 10.13%, due 1/15/2028	215,567
16,741,983
Packaging & Containers 4.6%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
555,000	6.00%, due 6/15/2027	524,485 (a)
115,000	4.00%, due 9/1/2029	86,258 (a)
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
60,000	5.25%, due 4/30/2025	57,802 (a)
385,000	4.13%, due 8/15/2026	339,763 (a)
2,025,000	5.25%, due 8/15/2027	1,471,931 (a)
200,000	5.25%, due 8/15/2027	145,376 (a)
Ball Corp.
60,000	5.25%, due 7/1/2025	59,064
60,000	4.88%, due 3/15/2026	57,621
65,000	6.88%, due 3/15/2028	64,807
335,000	6.00%, due 6/15/2029	321,208
145,000	Berry Global, Inc., 5.63%, due 7/15/2027	138,406 (a)
205,000	Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, due 2/1/2026	197,131
Mauser Packaging Solutions Holding Co.
795,000	7.88%, due 8/15/2026	744,612 (a)
1,245,000	9.25%, due 4/15/2027	1,036,847 (a)
410,000	Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc., 4.38%, due 10/15/2028	348,757 (a)
610,000	Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC, 4.00%, due 10/15/2027	532,179 (a)
See Notes to Financial Statements

Schedule of Investments High Yield Strategies Fund Inc.^  (cont’d)
Principal Amount		Value

Packaging & Containers – cont'd
$425,000	Sealed Air Corp., 4.00%, due 12/1/2027	$373,589 (a)
560,000	Sealed Air Corp./Sealed Air Corp. U.S., 6.13%, due 2/1/2028	533,019 (a)
540,000	Trident TPI Holdings, Inc., 12.75%, due 12/31/2028	551,815 (a)
Trivium Packaging Finance BV
540,000	5.50%, due 8/15/2026	489,501 (a)
1,135,000	8.50%, due 8/15/2027	947,058 (a)
9,021,229
Pharmaceuticals 1.2%
440,000	180 Medical, Inc., 3.88%, due 10/15/2029	365,542 (a)
Bausch Health Cos., Inc.
440,000	5.50%, due 11/1/2025	379,500 (a)
250,000	9.00%, due 12/15/2025	216,851 (a)
295,000	6.13%, due 2/1/2027	164,563 (a)
155,000	5.75%, due 8/15/2027	80,600 (a)
1,140,000	Teva Pharmaceutical Finance Netherlands III BV, 7.88%, due 9/15/2029	1,124,151
2,331,207
Pipelines 12.9%
Antero Midstream Partners LP/Antero Midstream Finance Corp.
875,000	7.88%, due 5/15/2026	881,171 (a)
1,080,000	5.38%, due 6/15/2029	980,692 (a)
Buckeye Partners LP
225,000	4.13%, due 3/1/2025	214,268 (a)
420,000	4.13%, due 12/1/2027	364,896
525,000	5.85%, due 11/15/2043	371,007
780,000	5.60%, due 10/15/2044	523,575
2,100,000	CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, due 6/15/2031	1,826,476 (a)
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
125,000	6.00%, due 2/1/2029	120,938 (a)
915,000	7.38%, due 2/1/2031	922,329 (a)
1,270,000	DT Midstream, Inc., 4.13%, due 6/15/2029	1,091,958 (a)
240,000	EnLink Midstream LLC, 6.50%, due 9/1/2030	230,369 (a)
EQM Midstream Partners LP
370,000	6.00%, due 7/1/2025	361,835 (a)
75,000	4.13%, due 12/1/2026	69,572
1,165,000	7.50%, due 6/1/2027	1,153,792 (a)
405,000	6.50%, due 7/1/2027	393,662 (a)
825,000	5.50%, due 7/15/2028	769,941
320,000	4.50%, due 1/15/2029	280,613 (a)
375,000	7.50%, due 6/1/2030	367,926 (a)
Genesis Energy LP/Genesis Energy Finance Corp.
165,000	6.50%, due 10/1/2025	161,196
30,000	6.25%, due 5/15/2026	28,591
850,000	7.75%, due 2/1/2028	800,372
360,000	8.88%, due 4/15/2030	348,014
850,000	Harvest Midstream I LP, 7.50%, due 9/1/2028	805,420 (a)
Howard Midstream Energy Partners LLC
870,000	6.75%, due 1/15/2027	822,236 (a)
485,000	8.88%, due 7/15/2028	487,584 (a)
970,000	ITT Holdings LLC, 6.50%, due 8/1/2029	811,162 (a)
1,095,000	Kinetik Holdings LP, 5.88%, due 6/15/2030	1,004,717 (a)
See Notes to Financial Statements

Schedule of Investments High Yield Strategies Fund Inc.^  (cont’d)
Principal Amount		Value

Pipelines – cont'd
New Fortress Energy, Inc.
$910,000	6.75%, due 9/15/2025	$844,238 (a)
2,050,000	6.50%, due 9/30/2026	1,836,178 (a)
NuStar Logistics LP
400,000	5.75%, due 10/1/2025	387,115
305,000	6.00%, due 6/1/2026	294,282
800,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 9.00%, due 10/15/2026	768,000 (a)(f)
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
345,000	7.50%, due 10/1/2025	339,877 (a)
1,000,000	6.00%, due 3/1/2027	914,896 (a)
255,000	5.50%, due 1/15/2028	223,393 (a)
315,000	6.00%, due 12/31/2030	265,178 (a)
600,000	6.00%, due 9/1/2031	504,882 (a)
Venture Global Calcasieu Pass LLC
40,000	3.88%, due 8/15/2029	33,287 (a)
365,000	4.13%, due 8/15/2031	293,462 (a)
Venture Global LNG, Inc.
370,000	8.13%, due 6/1/2028	359,204 (a)
745,000	9.50%, due 2/1/2029	756,875 (a)
540,000	8.38%, due 6/1/2031	515,298 (a)
500,000	9.88%, due 2/1/2032	506,994 (a)
25,037,471
Real Estate 1.5%
1,010,000	Cushman & Wakefield U.S. Borrower LLC, 8.88%, due 9/1/2031	957,571 (a)
885,000	Greystar Real Estate Partners LLC, 7.75%, due 9/1/2030	869,512 (a)
Realogy Group LLC/Realogy Co.-Issuer Corp.
881,000	5.75%, due 1/15/2029	555,200 (a)
985,000	5.25%, due 4/15/2030	613,297 (a)
2,995,580
Real Estate Investment Trusts 6.6%
EPR Properties
995,000	4.50%, due 4/1/2025	959,395
390,000	3.75%, due 8/15/2029	307,696
Iron Mountain, Inc.
450,000	4.88%, due 9/15/2027	411,357 (a)
1,535,000	5.25%, due 3/15/2028	1,403,975 (a)
245,000	5.00%, due 7/15/2028	219,245 (a)
470,000	4.88%, due 9/15/2029	409,399 (a)
350,000	5.63%, due 7/15/2032	298,996 (a)
MPT Operating Partnership LP/MPT Finance Corp.
750,000	5.25%, due 8/1/2026	645,760
660,000	5.00%, due 10/15/2027	509,551
600,000	Necessity Retail REIT, Inc./American Finance Operating Partner LP, 4.50%, due 9/30/2028	449,250 (a)
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co.-Issuer
440,000	7.50%, due 6/1/2025	435,511 (a)
970,000	5.88%, due 10/1/2028	873,194 (a)
RHP Hotel Properties LP/RHP Finance Corp.
955,000	4.75%, due 10/15/2027	867,713
515,000	7.25%, due 7/15/2028	499,220 (a)
650,000	RLJ Lodging Trust LP, 4.00%, due 9/15/2029	529,750 (a)
See Notes to Financial Statements

Schedule of Investments High Yield Strategies Fund Inc.^  (cont’d)
Principal Amount		Value

Real Estate Investment Trusts – cont'd
$250,000	Service Properties Trust, 3.95%, due 1/15/2028	$186,922
1,605,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, due 2/15/2028	1,545,541 (a)
965,000	VICI Properties LP, 5.13%, due 5/15/2032	833,912
166,000	VICI Properties LP/VICI Note Co., Inc., 4.25%, due 12/1/2026	153,205 (a)
XHR LP
885,000	6.38%, due 8/15/2025	858,449 (a)
420,000	4.88%, due 6/1/2029	355,349 (a)
12,753,390
Retail 5.2%
400,000	1011778 BC ULC/New Red Finance, Inc., 4.00%, due 10/15/2030	327,609 (a)
380,000	Asbury Automotive Group, Inc., 4.63%, due 11/15/2029	321,439 (a)
Bath & Body Works, Inc.
910,000	6.63%, due 10/1/2030	842,474 (a)
315,000	6.88%, due 11/1/2035	277,972
660,000	Beacon Roofing Supply, Inc., 6.50%, due 8/1/2030	630,200 (a)
375,000	Foot Locker, Inc., 4.00%, due 10/1/2029	275,636 (a)
425,000	Gap, Inc., 3.63%, due 10/1/2029	324,711 (a)
635,000	GYP Holdings III Corp., 4.63%, due 5/1/2029	520,700 (a)
Macy's Retail Holdings LLC
355,000	5.88%, due 4/1/2029	312,968 (a)
440,000	5.88%, due 3/15/2030	372,234 (a)
330,000	6.13%, due 3/15/2032	272,534 (a)
545,000	4.50%, due 12/15/2034	365,150
135,000	5.13%, due 1/15/2042	83,146
545,000	NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, due 4/1/2026	509,801 (a)
65,000	Penske Automotive Group, Inc., 3.50%, due 9/1/2025	61,691
PetSmart, Inc./PetSmart Finance Corp.
55,000	4.75%, due 2/15/2028	48,668 (a)
875,000	7.75%, due 2/15/2029	805,562 (a)
SRS Distribution, Inc.
520,000	6.13%, due 7/1/2029	435,500 (a)
380,000	6.00%, due 12/1/2029	316,350 (a)
490,000	Victoria's Secret & Co., 4.63%, due 7/15/2029	360,222 (a)
510,000	White Cap Buyer LLC, 6.88%, due 10/15/2028	445,062 (a)
1,220,000	White Cap Parent LLC, 8.25% Cash/9.00% PIK, due 3/15/2026	1,144,898 (a)(c)
Yum! Brands, Inc.
595,000	4.75%, due 1/15/2030	529,675 (a)
165,000	3.63%, due 3/15/2031	133,984
465,000	4.63%, due 1/31/2032	396,216
10,114,402
Semiconductors 0.1%
250,000	ON Semiconductor Corp., 3.88%, due 9/1/2028	214,770 (a)
Software 2.1%
1,165,000	AthenaHealth Group, Inc., 6.50%, due 2/15/2030	952,091 (a)
170,000	Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc., 8.00%, due 6/15/2029	167,915 (a)
270,000	Consensus Cloud Solutions, Inc., 6.50%, due 10/15/2028	223,762 (a)
105,000	Open Text Corp., 3.88%, due 12/1/2029	85,867 (a)
460,000	Open Text Holdings, Inc., 4.13%, due 2/15/2030	381,155 (a)
See Notes to Financial Statements

Schedule of Investments High Yield Strategies Fund Inc.^  (cont’d)
Principal Amount		Value

Software – cont'd
Rackspace Technology Global, Inc.
$2,380,000	3.50%, due 2/15/2028	$1,043,242 (a)
385,000	5.38%, due 12/1/2028	112,582 (a)
760,000	RingCentral, Inc., 8.50%, due 8/15/2030	722,000 (a)
595,000	ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, due 2/1/2029	491,212 (a)
4,179,826
Telecommunications 5.4%
1,355,000	Altice France Holding SA, 6.00%, due 2/15/2028	594,243 (a)
Altice France SA
1,170,000	8.13%, due 2/1/2027	986,269 (a)
390,000	5.50%, due 1/15/2028	289,781 (a)
1,055,000	5.50%, due 10/15/2029	725,735 (a)
160,000	Ciena Corp., 4.00%, due 1/31/2030	133,318 (a)
795,000	CommScope Technologies LLC, 5.00%, due 3/15/2027	292,584 (a)
CommScope, Inc.
215,000	8.25%, due 3/1/2027	89,225 (a)
605,000	7.13%, due 7/1/2028	226,875 (a)
695,000	4.75%, due 9/1/2029	474,338 (a)
Frontier Communications Holdings LLC
325,000	5.00%, due 5/1/2028	280,602 (a)
620,000	5.88%, due 11/1/2029	466,003
865,000	8.75%, due 5/15/2030	824,131 (a)
Iliad Holding SASU
250,000	6.50%, due 10/15/2026	233,613 (a)
870,000	7.00%, due 10/15/2028	787,308 (a)
Level 3 Financing, Inc.
595,000	3.75%, due 7/15/2029	302,507 (a)
2,109,000	10.50%, due 5/15/2030	2,110,652 (a)
255,000	Lumen Technologies, Inc., 4.00%, due 2/15/2027	172,125 (a)
140,000	U.S. Cellular Corp., 6.70%, due 12/15/2033	132,859
Viasat, Inc.
155,000	5.63%, due 4/15/2027	135,318 (a)
190,000	6.50%, due 7/15/2028	134,691 (a)
1,255,000	Vmed O2 U.K. Financing I PLC, 4.75%, due 7/15/2031	1,010,157 (a)
225,000	Zayo Group Holdings, Inc., 4.00%, due 3/1/2027	169,345 (a)
10,571,679
Transportation 0.3%
630,000	XPO, Inc., 6.25%, due 6/1/2028	603,578 (a)
Trucking & Leasing 0.2%
330,000	AerCap Global Aviation Trust, 6.50%, due 6/15/2045	323,726 (a)(d)
Water 0.4%
825,000	Solaris Midstream Holdings LLC, 7.63%, due 4/1/2026	787,009 (a)
Total Corporate Bonds (Cost $300,463,829)		277,037,625

Loan Assignments(b) 7.0%
Aerospace & Defense 0.6%
371,008	Peraton Corp., Term Loan B, (1 mo. USD Term SOFR + 3.75%), 9.17%, due 2/1/2028	363,588
See Notes to Financial Statements

Schedule of Investments High Yield Strategies Fund Inc.^  (cont’d)
Principal Amount		Value

Aerospace & Defense – cont'd
$860,675	TransDigm, Inc., Term Loan I, (3 mo. USD Term SOFR + 3.25%), 8.64%, due 8/24/2028	$859,315
		1,222,903
Air Transport 0.3%
585,000	American Airlines, Inc., Term Loan, (3 mo. USD Term SOFR + 4.75%), 10.43%, due 4/20/2028	592,312
Automotive 0.4%
754,199	First Brands Group LLC, Term Loan, (6 mo. USD Term SOFR + 5.00%), 10.88%, due 3/30/2027	742,569
Business Equipment & Services 0.2%
372,166	AppLovin Corp., Term Loan B, (1 mo. USD Term SOFR + 3.10%), 8.42%, due 10/25/2028	370,905
Chemicals & Plastics 0.2%
374,063	Ineos U.S. Finance LLC, Term Loan B, (1 mo. USD Term SOFR + 3.50%), 8.92%, due 2/18/2030	365,530
Containers & Glass Products 0.2%
349,125	Trident TPI Holdings, Inc., Term Loan, (3 mo. USD Term SOFR + 4.50%), 9.89%, due 9/15/2028	347,467
Diversified Insurance 0.3%
646,643	Gainwell Acquisition Corp., Term Loan B, (3 mo. USD Term SOFR + 4.00%), 9.49%, due 10/1/2027	617,007
Financial Intermediaries 0.8%
	Starwood Property Trust, Inc.
722,626	Term Loan B3, (1 mo. USD Term SOFR + 3.25%), 8.67%, due 7/26/2026	720,372
744,375	Term Loan B, (1 mo. USD Term SOFR + 3.25%), 8.57%, due 11/18/2027	739,261
		1,459,633
Health Care 0.9%
759,219	Medline Borrower LP, Term Loan B, (1 mo. USD Term SOFR + 3.25%), 8.69%, due 10/23/2028	754,003
1,461,961	Team Health Holdings, Inc., Term Loan B, (1 mo. USD Term SOFR + 5.25%, 3 mo. USD Term SOFR + 5.25%), 10.57% – 10.63%, due 3/2/2027	1,043,270 (h)
		1,797,273
Industrial Equipment 0.3%
677,604	Engineered Machinery Holdings, Inc., Second Lien Term Loan, (3 mo. USD Term SOFR + 6.00%), 11.65%, due 5/21/2029	657,276 (i)
Leisure Goods - Activities - Movies 0.3%
618,450	Carnival Corp., Term Loan B, (1 mo. USD Term SOFR + 3.00%), 8.34%, due 8/8/2027	606,854
Life Sciences Tools & Services 0.4%
770,000	Star Parent, Inc., Term Loan B, (3 mo. USD Term SOFR + 4.00%), 9.39%, due 9/27/2030	732,755
Oil & Gas 0.4%
876,309	Waterbridge Midstream Operating LLC, Term Loan B, (3 mo. USD Term SOFR + 5.75%), 11.39%, due 6/22/2026	875,459
Telecommunications 0.8%
1,667,176	Frontier Communications Corp., First Lien Term Loan, (1 mo. USD Term SOFR + 3.75%), 9.19%, due 10/8/2027	1,602,573
Trading Companies & Distributors 0.2%
484,611	Fastlane Parent Co., Inc., Term Loan B, (1 mo. USD Term SOFR + 4.50%), due 9/29/2028	477,948 (j)(k)
See Notes to Financial Statements

Schedule of Investments High Yield Strategies Fund Inc.^  (cont’d)
Principal Amount		Value

Utilities 0.7%
	Lightstone Holdco LLC
$1,276,625	Term Loan B, (3 mo. USD Term SOFR + 5.75%), 11.13%, due 1/29/2027	$1,197,154
72,204	Term Loan C, (3 mo. USD Term SOFR + 5.75%), 11.13%, due 1/29/2027	67,710
		1,264,864
Total Loan Assignments (Cost $14,214,490)		13,733,328

Convertible Bonds 0.2%
Media 0.2%
762,000	DISH Network Corp., 3.38%, due 8/15/2026 (Cost $755,718)	390,525
Number of Shares

Short-Term Investments 0.6%
Investment Companies 0.6%
1,216,455	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.30%(l) (Cost $1,216,455)	1,216,455
Total Investments 152.1% (Cost $320,032,680)		295,809,903
Liabilities Less Other Assets (31.6)%		(61,449,289)(m)
Liquidation Preference of Mandatory Redeemable Preferred Shares (net of unamortized deferred issuance cost of $67,892) (20.5%)		(39,932,108)(n)
Net Assets Applicable to Common Stockholders 100.0%		$194,428,506

(a)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2023, these securities amounted to $237,834,543, which represents 122.3% of net assets applicable to common stockholders of the Fund.

(b)	Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2023 and changes periodically.
(c)	Payment-in-kind (PIK) security.
(d)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(e)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date shown reflects the next call date.
(f)
Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of
October 31, 2023.

(g)	When-issued security. Total value of all such securities at October 31, 2023 amounted to $983,526, which represents 0.5% of net assets applicable to common stockholders of the Fund.
(h)	The stated interest rates represent the range of rates at October 31, 2023 of the underlying contracts within the Loan Assignment.
See Notes to Financial Statements

Schedule of Investments High Yield Strategies Fund Inc.^  (cont’d)
(i)	Value determined using significant unobservable inputs.
(j)	All or a portion of this security was purchased on a delayed delivery basis.
(k)	All or a portion of this security had not settled as of October 31, 2023 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.
(l)	Represents 7-day effective yield as of October 31, 2023.
(m)	As of October 31, 2023, the value of unfunded note commitments was $1,055,000 for the Fund (see Note A of the Notes to Financial Statements)
(n)	Fair valued as of October 31, 2023 in accordance with procedures approved by the valuation designee.

POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets Applicable to Common Stockholders
United States	$257,786,508	132.6%
Canada	6,983,591	3.6%
France	4,916,080	2.5%
Cayman Islands	3,470,251	1.8%
Germany	3,412,988	1.8%
United Kingdom	3,110,509	1.6%
Luxembourg	2,736,229	1.4%
Zambia	2,465,072	1.3%
Switzerland	2,270,508	1.2%
Netherlands	1,436,559	0.7%
Israel	1,124,151	0.6%
Mexico	983,526	0.5%
Austria	765,498	0.4%
Australia	726,037	0.4%
Chile	665,883	0.3%
Bermuda	494,068	0.2%
Finland	493,571	0.2%
Czech Republic	428,693	0.2%
Ireland	323,726	0.2%
Liquidation Preference of Mandatory Redeemable Preferred Shares (net of unamortized deferred issuance cost of $67,892)	(39,932,108)	(20.5)%
Short-Term Investments and Other Liabilities—Net	(60,232,834)	(31.0)%
	$194,428,506	100.0%
Reverse Repurchase Agreements
There were no reverse repurchase agreements outstanding as of October 31, 2023. For the year ended October 31, 2023, the average interest rate paid and the average principal amount for the months where the Fund had reverse repurchase agreements outstanding were 5.80% and $24,793,235, respectively.
See Notes to Financial Statements

Schedule of Investments High Yield Strategies Fund Inc.^  (cont’d)
Derivative Instruments
Interest rate swap contracts ("interest rate swaps")
At October 31, 2023, the Fund did not have any outstanding interest rate swaps. For the year ended October 31, 2023, the average notional value for the months where the Fund had interest rate swaps outstanding was $42,222,222 when the Fund paid the fixed rate.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Asset-Backed Securities	$—	$3,431,970	$—	$3,431,970
Corporate Bonds#	—	277,037,625	—	277,037,625
Loan Assignments
Industrial Equipment	—	—	657,276	657,276
Other Loan Assignments#	—	13,076,052	—	13,076,052
Total Loan Assignments	—	13,076,052	657,276	13,733,328
Convertible Bonds#	—	390,525	—	390,525
Short-Term Investments	—	1,216,455	—	1,216,455
Total Investments	$—	$295,152,627	$657,276	$295,809,903

#	The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.
(a)	The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2022	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/2023	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2023
Investments in Securities:
Loan Assignments(1)	$—	$1	$—	$16	$640	$—	$—	$—	$657	$16
Total	$—	$1	$—	$16	$640	$—	$—	$—	$657	$16
(1) Securities categorized as Level 3 were valued using a single quotation obtained from a dealer. The
Fund does not have access to significant unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s Mandatory Redeemable Preferred Shares as of October 31, 2023:
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Mandatory Redeemable Preferred Shares(a)	$—	$(40,000,000)	$—	$(40,000,000)
Total Mandatory Redeemable Preferred Shares	$—	$(40,000,000)	$—	$(40,000,000)

(a)	The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Statement of Assets and Liabilities
Neuberger Berman
High Yield Strategies Fund Inc.
October 31, 2023
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$295,809,903
Interest receivable	6,207,335
Receivable for securities sold	1,705,268
Prepaid offering costs (Notes A & G)	163,053
Prepaid expenses and other assets	21,967
Total Assets	303,907,526
Liabilities
Loans payable (Note A)	66,000,000
Mandatory Redeemable Preferred Shares, Series D (net of unamortized deferred issuance cost of $67,892) ($100,000 liquidation preference per share; 400 shares issued and outstanding) (Note A)	39,932,108
Distributions payable—preferred shares	240,566
Distributions payable—common stock	30,774
Payable to investment manager (Note B)	158,513
Due to custodian	602,555
Payable for securities purchased	1,725,050
Payable to administrator (Note B)	13,209
Payable to directors	4,362
Interest payable (Note A)	385,981
Other accrued expenses and payables	385,902
Total Liabilities	109,479,020
Unfunded Commitments (Note A)	—
Net Assets applicable to Common Stockholders	$194,428,506
Net Assets applicable to Common Stockholders consist of:
Paid-in capital—common stock	$270,420,476
Total distributable earnings/(losses)	(75,991,970)
Net Assets applicable to Common Stockholders	$194,428,506
Shares of Common Stock Outstanding ($0.0001 par value; 992,396,700 shares authorized)	25,928,907
Net Asset Value Per Share of Common Stock Outstanding	$7.50
*Cost of Investments:
(a) Unaffiliated issuers	$320,032,680

See Notes to Financial Statements

Statement of Operations
Neuberger Berman
High Yield Strategies Fund Inc.
For the Fiscal Year Ended October 31, 2023
Investment Income:
Income (Note A):
Interest and other income—unaffiliated issuers	$22,352,359
Expenses:
Investment management fees (Note B)	1,807,170
Administration fees (Note B)	150,597
Audit fees	61,664
Basic maintenance (Note A)	12,499
Custodian and accounting fees	125,459
Insurance	5,174
Legal fees	169,233
Stockholder reports	54,124
Stock exchange listing fees	8,645
Stock transfer agent fees	39,571
Distributions to mandatory redeemable preferred shareholders and amortization of offering costs (Note A)	5,282,933
Directors' fees and expenses	50,351
Interest expense on reverse repurchase agreements (Note A)	47,891
Interest (Note A)	3,096,376
Miscellaneous and other fees	64,235
Total expenses	10,975,922
Net investment income/(loss)	$11,376,437
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(17,758,161)
Expiration or closing of swap contracts	1,392,167
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	10,136,563
Swap contracts	(1,429,484)
Net gain/(loss) on investments	(7,658,915)
Net increase/(decrease) in net assets applicable to Common Stockholders resulting from operations	$3,717,522
See Notes to Financial Statements

Statements of Changes in Net Assets
Neuberger Berman
	High Yield Strategies Fund Inc.
	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2023	October 31, 2022
Increase/(Decrease) in Net Assets Applicable to Common Stockholders:
From Operations (Note A):
Net investment income/(loss)	$11,376,437	$11,864,993
Net realized gain/(loss) on investments	(16,365,994)	(8,131,089)
Change in net unrealized appreciation/(depreciation) of investments	8,707,079	(37,223,310)
Net increase/(decrease) in net assets applicable to Common Stockholders resulting from operations	3,717,522	(33,489,406)
Distributions to Common Stockholders From (Note A):
Distributable earnings	(12,132,482)	(13,347,138)
Tax return of capital	(11,327,347)	(4,737,698)
Total distributions to Common Stockholders	(23,459,829)	(18,084,836)
From Capital Share Transactions (Note D):
Proceeds from rights offering, net of offering costs (Notes E & F)	45,768,023 (a)	38,701,436 (a)
Proceeds from at-the-market offering, net of offering costs (Note G)	64,244 (b)	—
Proceeds from reinvestment of dividends and distributions	59,733	59,568
Total net proceeds from capital share transactions	45,892,000	38,761,004
Net Increase/(Decrease) in Net Assets Applicable to Common Stockholders	26,149,693	(12,813,238)
Net Assets Applicable to Common Stockholders:
Beginning of year	168,278,813	181,092,051
End of year	$194,428,506	$168,278,813

(a)	Net of offering costs and related expenses of $2,360,101 and $2,277,351 for the years ended October 31, 2023 and 2022, respectively.
(b)	Net of offering costs and related expenses of $214.
See Notes to Financial Statements

Statement of Cash Flows
Neuberger Berman
High Yield Strategies Fund Inc.
For the Fiscal Year Ended October 31, 2023
Increase/(Decrease) in cash:
Cash flows from operating activities:
Net increase in net assets applicable to Common Stockholders resulting from operations	$3,717,522
Adjustments to reconcile net increase in net assets applicable to Common Stockholders resulting from operations to net cash provided by operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(272,343,218)
Proceeds from disposition of investment securities	228,147,089
Purchase/sale of short-term investment securities, net	31,196,553
Increase/decrease in receivable/payable for accumulated variation margin on centrally cleared swap contracts	1,429,484
Increase in prepaid offering costs	(163,053)
Increase in interest receivable	(1,704,400)
Decrease in unamortized deferred issuance cost	39,433
Decrease in prepaid expenses and other assets	116,158
Increase in receivable for securities sold	(1,472,462)
Decrease in distributions payable on preferred shares	(700,341)
Decrease in payable for securities purchased	(707,352)
Increase in interest payable	188,256
Net amortization/(accretion) of premium/(discount) on investments	(1,418,576)
Increase in payable to investment manager	12,380
Decrease in payable to directors	(8,879)
Increase in payable to administrator	1,031
Increase in other accrued expenses and payables	199,670
Unrealized appreciation on investment securities of unaffiliated issuers	(10,136,563)
Net realized loss from transactions in investment securities of unaffiliated issuers	17,758,161
Net cash provided by (used in) operating activities	$(5,849,107)
Cash flows from financing activities:
Cash distributions paid on common stock	(23,384,118)
Cash disbursement for change in Mandatory Redeemable Preferred Shares	(36,000,000)
Cash receipt from loan borrowings	66,000,000
Cash disbursement for privately placed notes	(46,000,000)
Net proceeds from rights offering	45,768,023
Net proceeds from at-the-market offering	64,244
Net cash provided by (used in) financing activities	$6,448,149
Net increase/(decrease) in cash and restricted cash	599,042
Cash:
Cash and restricted cash at beginning of year	(1,201,597)
Cash and restricted cash at end of year	$(602,555)
Supplemental disclosure
Cash paid for interest	$2,908,120
The following table provides a reconciliation of cash and restricted cash, if any, reported within the Statement of Assets and Liabilities that sum to the total of such amounts shown on the Statement of Cash Flows.
	October 31, 2023	October 31, 2022
Cash (Due to Custodian)	$(602,555)	$—
Deposit for derivative collateral
Cash collateral segregated for centrally cleared swap contracts due from/(to) broker	—	(1,201,597)
Total cash and restricted cash as shown in the Statement of Cash Flows	$(602,555)	$(1,201,597)
See Notes to Financial Statements

Notes to Financial Statements High Yield Strategies Fund Inc.
Note A—Summary of Significant Accounting Policies:
1
General: Neuberger Berman High Yield Strategies Fund Inc. (the "Fund") was organized as a Maryland corporation on March 18, 2010, and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. Under the 1940 Act, the status of a fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund. The Fund is currently a diversified fund. The Fund’s Board of Directors (the "Board") may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of stockholders.
A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."
The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
2
Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.
ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•
Level 1 – unadjusted quoted prices in active markets for identical investments
•
Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•
Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.
The value of the Fund’s investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on bid quotations, or if quotations are not available, by methods that include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:
Corporate Bonds. Inputs used to value corporate debt securities generally include relevant credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available ("Other Market Information").

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, conversion rates, credit-specific details, relevant listed bond and preferred stock prices and Other Market Information.
Collateralized Loan Obligations (CLOs). The value of collateralized loan obligations is primarily determined by cash flow data, relevant loan pricing data and market color, and research from market participants and trading desks (Level 2 or 3 inputs).
Asset-Backed Securities. Inputs used to value asset-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.
High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.
The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).
The value of the Fund's Mandatory Redeemable Preferred Shares is estimated to be their liquidation preference (Level 2 inputs).
Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value ("NAV") per share (Level 2 inputs), when available.
If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Management as the Fund's valuation designee. As the Fund's valuation designee, Management is responsible for determining fair value in good faith for all Fund investments. Inputs and assumptions considered in determining fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers or pricing services; information obtained from the issuer and analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.
Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or traded.
3
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which certain of the Funds participated as a class member. The amount of such proceeds for the year ended October 31, 2023, was $101,538.
4
Income tax information: It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its stockholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to stockholders, no federal income or excise tax provision is required.
ASC 740 "Income Taxes" sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. Management has analyzed the Fund's tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.
For federal income tax purposes, the estimated cost of investments held at October 31, 2023 was $320,418,798. The estimated gross unrealized appreciation was $944,279 and estimated gross unrealized depreciation was $25,553,174 resulting in net unrealized depreciation in value of investments of $24,608,895 based on cost for U.S. federal income tax purposes.
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.
Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of common stock of the Fund. For the year ended October 31, 2023, the Fund recorded permanent reclassifications primarily related to non-deductible restructuring costs. For the year ended October 31, 2023, the Fund recorded the following permanent reclassifications:
Paid-in Capital	Total Distributable Earnings/(Losses)
$(109,433)	$109,433
The tax character of distributions paid during the years ended October 31, 2023, and October 31, 2022, was as follows:
Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2023	2022	2023	2022	2023	2022	2023	2022
$17,305,982	$15,880,233	$—	$—	$11,327,347	$4,737,698	$28,633,329	$20,617,931

As of October 31, 2023, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:
Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$—	$(24,608,895)	$(51,112,013)	$(271,062)	$(75,991,970)
The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, timing differences of fund level distributions and amortization of bond premium.
To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2023, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains, if any, as follows:
Capital Loss Carryforwards
Long-Term	Short-Term
$45,912,600	$5,199,413
5
Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.
6
Distributions to common stockholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay monthly distributions to common stockholders. The Fund has adopted a policy to pay common stockholders a stable monthly distribution. The Fund’s ability to satisfy its policy will depend on a number of factors, including the amount and stability of income received from its investments, the availability of capital gains, distributions paid on any preferred shares, interest paid on any notes and the level of other Fund fees and expenses. In an effort to maintain a stable monthly distribution amount, the Fund may pay distributions consisting of net investment income, net realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and net realized capital gains. The composition of the Fund’s distributions for the calendar year 2023 will be reported to Fund stockholders on IRS Form 1099-DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the U.S. Internal Revenue Code. Distributions to common stockholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund. Distributions to preferred stockholders are accrued and determined as described in Note A-8.
On October 31, 2023, the Fund declared a monthly distribution to common stockholders in the amount of $0.0905 per share, payable on November 30, 2023 to stockholders of record on November 15, 2023, with an ex-date of November 14, 2023. Subsequent to October 31, 2023, the Fund declared a monthly distribution on November 30, 2023 to common stockholders in the amount of $0.0905 per share, payable on December 29, 2023 to stockholders of record on December 15, 2023, with an ex-date of December 14, 2023.
7
Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.
8
Financial leverage: In September 2013, the Fund issued privately placed notes ("2013 PNs") with an aggregate principal value of $90,000,000 and Mandatory Redeemable Preferred Shares, Series B with an aggregate liquidation preference of $35,000,000. In August 2020, the Fund issued Mandatory Redeemable Preferred Shares, Series C ("MRPS Series C") with an aggregate liquidation preference of $95,000,000. The Fund used the proceeds from the issuance of the MRPS Series C to repurchase the outstanding Mandatory Redeemable Preferred Shares, Series B and to prepay $60,000,000 of the aggregate principal balance of the 2013 PNs. In December 2020, in connection with the reduction in the Fund's asset level following the tender offer, the Fund prepaid $10,500,000 of the outstanding 2013 PNs and redeemed $19,000,000 of the MRPS Series C, reducing the 2013 PNs aggregate principal value to $19,500,000 and the MRPS Series C aggregate liquidation preference to $76,000,000. In June 2022, in connection with the increase in the Fund’s asset level following the rights offering (Note E), the Fund issued a privately placed note with a principal value of $26,500,000 ("2022 PN" and together with the 2013 PNs, "PNs"). The Fund has paid organizational expenses which were amortized over the life of the 2013 PNs and MRPS Series C and are included in "Interest" expense in the Statement of Operations.
In September 2023, the Fund refinanced its leverage by entering into a new $110,000,000 secured revolving debt financing facility (the “Facility”) and issuing new Mandatory Redeemable Preferred Shares, Series D ("MRPS Series D") with an aggregate liquidation preference of $40,000,000. As part of the leverage refinancing, the Fund repaid the previously outstanding PNs and redeemed the MRPS Series C. The MRPS Series D have a liquidation preference of $100,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("Liquidation Value"). Distributions on the MRPS Series D are accrued daily and paid monthly. Under the Facility, interest is charged on floating-rate loans based on an adjusted Overnight SOFR rate accrued daily and paid monthly. For financial reporting purposes only, the liquidation preference of the MRPS Series D is recognized as a liability in the Statement of Assets and Liabilities.
The Fund pays a commitment fee in arrears based on the unused portion of the revolving commitment amount under the Facility. The commitment fee is included in the Interest expense line item that is reflected in the Statement of Operations. Under the terms of the Facility, the Fund is also required to satisfy certain collateral requirements and maintain a certain level of net assets.
During the year ended October 31, 2023, the average principal balance outstanding and average annualized interest rate under the Facility were $80,306,818 and 6.36%, respectively. During the year ended October 31, 2023, the average principal balance outstanding and average annualized interest rate under the PNs were $46,000,000 and 6.06%, respectively. At October 31, 2023, the principal balance under the Facility was $66.0 million. During the year ended October 31, 2023, the average aggregate liquidation preference outstanding and average annualized distribution rate of the MRPS Series C and MRPS Series D were $76,000,000 and 7.05% and $40,000,000 and 6.96%, respectively.
The table below sets forth key terms of the MRPS Series D.
Series	Mandatory Redemption Date	Interest Rate	Shares Outstanding	Aggregate Liquidation Preference
Series D	9/29/26	6.96%	400	$40,000,000
The Fund may redeem the MRPS Series D in whole or in part, at its option after giving notice to the relevant holders of the MRPS Series D but may incur additional expenses if it chooses to do so. The Fund is also subject to certain restrictions relating to the MRPS Series D. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common stockholders or repurchasing shares of common stock and/or could trigger the mandatory redemption of the MRPS Series D at Liquidation Value plus certain expenses. The holders of the MRPS Series D are entitled to one vote per share and will vote with holders of shares of common stock as a single class, except that the holders of the MRPS Series D will vote separately as a class on certain matters, as required by law or the Fund’s organizational documents. The holders of the MRPS Series D, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on the MRPS Series D for two consecutive years.
9
Concentration of credit risk: The Fund will normally invest at least 80% of its total assets in high yield debt securities of U.S. and foreign issuers, which include securities that are rated below investment grade by a rating agency or are unrated debt securities determined to be of comparable quality by the Fund’s investment manager.
Due to the likelihood of volatility and potential illiquidity of the high yield securities in which the Fund invests and the real or perceived difficulty of issuers of those high yield securities to meet their payment obligations during economic downturns or because of negative business developments relating to the issuer or its industry in general, the value and/or price of the Fund’s shares of common stock may fluctuate more than would be the case if the Fund did not concentrate in high yield securities.

10
Reverse repurchase agreements: In a reverse repurchase agreement, the Fund sells portfolio securities to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the securities at an agreed-upon price and date, which reflects an interest payment to that party. In periods of increased demand for a security, the Fund may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner, or at all, which may result in losses to the Fund. The Fund could lose money if it is unable to recover the securities and the value of the cash collateral held by the Fund is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold will decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements may be viewed as a form of borrowing by the Fund. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. During the term of the agreement, the Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. Management monitors the creditworthiness of counterparties to reverse repurchase agreements.
11
Derivative instruments: The Fund's use of derivatives during the year ended October 31, 2023, is described below. Please see the Schedule of Investments for the Fund's open positions in derivatives, if any, at October 31, 2023. The disclosure requirements of ASC 815 "Derivatives and Hedging" ("ASC 815") distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.
Rule 18f-4 under the 1940 Act regulates the use of derivatives for certain funds registered under the 1940 Act ("Rule 18f-4"). Unless the Fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the Fund is subject to a comprehensive derivatives risk management program, is required to comply with certain value-at-risk based leverage limits and is required to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If the Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk.
Interest rate swap contracts: During the year ended October 31, 2023, the Fund used interest rate swaps to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the interest rate swaps, the Fund agrees to pay the swap counterparty a fixed-rate payment in exchange for the counterparty’s paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund’s variable-rate payment obligations on the Fund’s outstanding financial leverage. The fixed-rate and variable rate payment flows are paid by one party to the other on a periodic basis and netted against each other when applicable. There is no guarantee that these interest rate swap transactions will be successful in reducing or limiting risk.
Risks may arise if the counterparty to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.
Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment or receivable streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments or receipts are reclassified to realized gains/ losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund’s total net assets applicable to common stockholders or its total net increase (decrease) in net assets applicable to common stockholders resulting from operations.
Certain clearinghouses currently offer clearing for limited types of derivative transactions. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty that is then cleared through a central clearinghouse. Upon acceptance of a swap by a central clearinghouse, the original swap is extinguished and replaced with a swap with the clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of the original counterparty. The Fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse. The daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the central clearing party. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation and net interest receivable or payable on swap contracts to determine the fair value of swaps.
At October 31, 2023, the Fund did not have any outstanding derivatives.
The impact of the use of these derivative instruments on the Statement of Operations during the year ended October 31, 2023, was as follows:
	Net Realized Gain/ (Loss) on Derivatives(a)	Change in Net Unrealized Appreciation/ (Depreciation) on Derivatives(b)
Swaps
Interest rate risk	$1,392,167	$(1,429,484)

(a)	Net realized gain/(loss) on derivatives is located in the Statement of Operations each under the caption, "Net realized gain/(loss) on:"

Swaps	Expiration or closing of swap contracts

(b)	Change in net unrealized appreciation/(depreciation) is located in the Statement of Operations each under the caption, "Change in net unrealized appreciation/(depreciation) in value of:"

Swaps	Swap contracts
12
Securities lending: The Fund, using State Street Bank and Trust Company ("State Street”) as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Statement of Operations under the caption "Income from securities loaned-net” and are net of expenses retained by State Street as compensation for its services as lending agent.
The initial collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. Thereafter, the value of the collateral is monitored on a daily basis, and collateral is moved daily between a counterparty and the Fund until the close of the transaction. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street and is included in the Statement of Assets and Liabilities under the caption "Investments in securities, at value—Unaffiliated issuers". The total value of securities received as collateral for securities on loan is included in a footnote following the Schedule of Investments, but is not included within the Statement of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.
During the year ended October 31, 2023, the Fund did not participate in securities lending.
13
When-issued/delayed delivery securities: The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. When-issued and delayed delivery transactions can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s NAV. Certain risks may arise upon entering into when-issued or delayed delivery securities transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
14
Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers ("Officers") and directors ("Directors") are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.
15
Arrangements with certain non-affiliated service providers: In order to satisfy rating agency requirements and the terms of the MRPS Series D, the Fund is required to provide the rating agency and holders of the MRPS Series D a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the basic maintenance amount, which is the minimum level set by the rating agency as one of the conditions to maintain the rating on the MRPS Series D. "Discounted value” refers to the fact that the rating agency requires the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. The Fund pays State Street for the preparation of this report, which is reflected in the Statement of Operations under the caption "Basic maintenance (Note A).”
16
Shelf Registration Statement: The Fund has filed a registration statement with the SEC, which became effective on April 7, 2022, authorizing the Fund to issue up to $109,000,000 of additional shares of common stock through one or more offerings (the "Shelf Registration Statement"). Under the Shelf Registration Statement, the Fund, subject to market conditions, may raise additional equity capital by issuing additional shares of common stock from time to time in varying amounts and by different offering methods. The Fund is not required to issue shares of its common stock pursuant to the Shelf Registration Statement and may choose not to do so. For the year ended October 31, 2023, the Fund sold and issued shares under the Shelf Registration Statement (Notes F & G).
17
Unfunded commitments: The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. As of October 31, 2023, the value of unfunded commitments was $1,055,000, pursuant to the following agreement:
Borrower	Principal Amount	Value
HCFS Notes, 0.00%, due 12/31/2031(a)	$1,055,000	$1,055,000

(a)	Security fair valued as of October 31, 2023 in accordance with procedures approved by the valuation designee.
Note B—Investment Management Fees, Administration Fees, and Other Transactions with Affiliates:
The Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, the Fund pays NBIA an investment management fee computed at an annual rate of 0.60% of the Fund’s average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the liquidation preference of any MRPS Series D outstanding and principal balance under the Facility are not considered liabilities.

The Fund retains NBIA as its administrator under an Administration Agreement. The Fund pays NBIA an administration fee at an annual rate of 0.05% of its average daily Managed Assets under this agreement. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.
The Fund has entered into a Distribution Agreement with Neuberger Berman BD LLC ("NBBD"), an affiliate of NBIA, to provide for distribution of the Fund's shares of common stock on a reasonable best-efforts basis in connection with at-the-market ("ATM") offerings (the "Distribution Agreement"). Pursuant to the Distribution Agreement, NBBD as the distributor of the Fund's shares is entitled to receive a sales commission from the Fund of 1.00% of the gross sales price per share of common stock, a portion of which is re-allowed to sales agents. For the year ended October 31, 2023, the sales commissions retained by NBBD amounted to $130.
Note C—Securities Transactions:
During the year ended October 31, 2023, there were purchase and sale transactions of long-term securities (excluding swap contracts) of $267,775,309 and $224,439,941, respectively.
Note D—Capital:
Transactions in shares of common stock for the years ended October 31, 2023 and October 31, 2022 were as follows:
For the Year Ended October 31, 2023
Stock Issued on Reinvestment of Dividends and Distributions	Stock Issued in Connection with Rights Offering (Note F)	Stock Issued in Connection with ATM Offering (Note G)	Net Increase/ (Decrease) in Common Stock Outstanding
6,840	6,482,227	7,300	6,496,367

For the Year Ended October 31, 2022
Stock Issued on Reinvestment of Dividends and Distributions	Stock Issued in Connection with Rights Offering (Note E)	Net Increase/ (Decrease) in Common Stock Outstanding
4,957	4,763,981	4,768,938

Note E—2022 Common Stock Rights Offering:
On April 19, 2022 (the "Record Date”), the Fund commenced a transferable rights offering (the "2022 Offer”) whereby the Fund issued one transferable right (a "Right”) for each share of common stock of the Fund held by stockholders of record as of the Record Date. Pursuant to the 2022 Offer, holders of Rights were entitled to purchase shares of common stock by submitting three Rights and the subscription price per share for each share purchased. The 2022 Offer expired at 5:00 p.m. Eastern Time on May 17, 2022 (the "Expiration Date”). The final subscription price of $8.60 per share of common stock was equal to 87% of the Fund’s NAV per share of common stock at the close of trading on the NYSE American on the Expiration Date. The 2022 Offer resulted in the issuance of 4,763,981 shares of common stock and the gross proceeds of the 2022 Offer were approximately $40.9 million.

Note F—2023 Common Stock Rights Offering:
On May 23, 2023 (the "Record Date"), the Fund commenced a transferable rights offering (the "2023 Offer") whereby the Fund issued one transferable right (a "Right") for each share of common stock of the Fund held by stockholders of record as of the Record Date. Pursuant to the 2023 Offer, holders of Rights were entitled to purchase shares of common stock by submitting three Rights and the subscription price per share for each share purchased. The 2023 Offer expired at 5:00 p.m. Eastern Time on June 21, 2023 (the "Expiration Date"). The final subscription price of $7.42 per share of common stock was equal to 89% of the Fund’s NAV per share of common stock at the close of trading on the NYSE American on the Expiration Date. The 2023 Offer, which was over-subscribed, resulted in the issuance of 6,482,227 shares of common stock and the gross proceeds of the 2023 Offer were approximately $48.1 million.
Note G—Common Stock At-The-Market Offering Program:
During the year ended October 31, 2023, the Fund sold 7,300 shares of common stock and received net proceeds of $64,244 in connection with ATM offerings made under the Fund's Shelf Registration Statement. Offering costs (other than the applicable sales commissions) incurred in connection with the ATM offering were borne directly by the Fund.
Note H—Recent Accounting Pronouncement:
In December 2022, the FASB issued Accounting Standards Update No. 2022-06, "Reference Rate Reform (Topic 848)" ("ASU 2022-06"), which is an update to Accounting Standards Update No. 2021-01, "Reference Rate Reform (Topic 848)" ("ASU 2021-01") and defers the sunset date for applying the reference rate reform relief in Topic 848. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR. Regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024, for all entities. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.

Financial Highlights
High Yield Strategies Fund Inc.
The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.
	Year Ended October 31,
	2023	2022	2021	2020	2019
Common Stock Net Asset Value, Beginning of Year	$8.66	$12.35	$11.74	$12.67	$12.45
Income/(Loss) From Investment Operations Applicable to Common Stockholders:
Net Investment Income/(Loss)[a]	0.52	0.71	0.75	0.73	0.78
Net Gains or (Losses) on Securities (both realized and unrealized)	(0.36)	(3.00)	0.78	(0.57)	0.38
Total From Investment Operations Applicable to Common Stockholders	0.16	(2.29)	1.53	0.16	1.16
Less Distributions to Common Stockholders From:
Net Investment Income	(0.57)	(0.81)	(0.77)	(0.77)	(0.82)
Tax Return of Capital	(0.52)	(0.28)	(0.32)	(0.32)	(0.12)
Total Distributions to Common Stockholders	(1.09)	(1.09)	(1.09)	(1.09)	(0.94)
Accretive Effect of Common Stock Tender Offers	—	—	0.17 [b]	—	—
Dilutive Effect of Rights Offering	(0.23)[c]	(0.31)[d]	—	—	—
Premium from shares of Common Stock sold through ATM offering	0.00 [e]	—	—	—	—
Common Stock Net Asset Value, End of Year	$7.50	$8.66	$12.35	$11.74	$12.67
Common Stock Market Value, End of Year	$7.04	$8.21	$13.16	$10.75	$11.93
Total Return, Common Stock Net Asset Value[f]	(1.00)%[g]	(21.70)%	14.81%[g]	2.28%	10.43%
Total Return, Common Stock Market Value[f]	(1.98)%[g]	(30.34)%	33.61%[g]	(0.53)%	25.32%
Supplemental Data/Ratios
Net Assets Applicable to Common Stockholders, End of Year (in millions)	$194.4	$168.3	$181.1	$229.3	$247.5
Preferred Stock Outstanding, End of Year (in millions)[h]	$40.0	$76.0	$76.0	$95.0	$35.0
Preferred Stock Liquidation Value Per Share[h]	$100,000	$12.5	$12.5	$12.5	$25,000
Ratios are Calculated Using Average Net Assets Applicable to Common Stockholders
Ratio of Gross Expenses[i]	6.08%[j]	3.37%	2.55%	3.17%	3.52%
Ratio of Net Expenses[i]	6.08%[j]	3.37%	2.55%	3.17%	3.52%
Ratio of Net Investment Income/(Loss) Excluding Preferred Stock Distributions	6.30%	6.90%	5.96%	6.21%	6.20%
Portfolio Turnover Rate	78%	52%	66%	102%	89%
Asset Coverage Per Share of Preferred Stock, End of Year[k]	$586,503 [l]	$40	$42	$43	$201,899
Notes Payable (in millions)[m]	$—	$45.9	$19.3	$29.6	$89.9
Asset Coverage Per $1,000 of Notes Payable[n]	$—	$6,348	$14,374	$11,969	$4,147
Loans Payable (in millions)	$66.0	$—	$—	$—	$—
Asset Coverage Per $1,000 of Loans Payable[o]	$4,560	$—	$—	$—	$—

See Notes to Financial Highlights

Notes to Financial Highlights High Yield Strategies Fund Inc.

a	Calculated based on the average number of shares of common stock outstanding during each fiscal period.
b
During the year ended October 31, 2021, the Fund conducted a tender offer and repurchased 25% of its outstanding shares of common stock at a price equal to 96% of the Fund’s NAV per share. The final payment for the tender offer was made at $12.03 per share representing 96% of the Fund's NAV per share on December 10, 2020.

c
During the year ended October 31, 2023, the Fund conducted a rights offering and issued 6,482,227 shares of common stock. The final subscription price for the rights offering was $7.42 per share representing 89%
of the Fund's NAV per share on June 21, 2023.

d
During the year ended October 31, 2022, the Fund conducted a rights offering and issued 4,763,981 shares of common stock. The final subscription price for the rights offering was $8.60 per share representing 87%
of the Fund's NAV per share on May 17, 2022.

e	During the year ended October 31, 2023, the Fund issued 7,300 shares of common stock through the ATM offering.
f
Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of shares of common stock at the market price on the first day and sale of common stock at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the
Fund's distribution reinvestment plan. Results represent past performance and do not indicate future results.
Current returns may be lower or higher than the performance data quoted. Investment returns will fluctuate and shares of common stock, when sold, may be worth more or less than original cost.

g
The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund's total return for the year ended October 31, 2023. The class action proceeds received in 2021 had no impact on the Fund’s total returns for the year ended October 31, 2021.

h
From September 18, 2013 to August 4, 2020, the Fund had 1,400 Mandatory Redeemable Preferred
Shares, Series B outstanding. From August 5, 2020 to December 13, 2020, the Fund had 7,600,000 MRPS
Series C outstanding. From December 14, 2020 to September 17, 2023, the Fund had 6,080,000 MRPS
Series C outstanding. Effective September 29, 2023, the Fund has 400 MRPS Series D outstanding (see
Note A of Notes to Financial Statements).

i
Distributions to mandatory redeemable preferred stockholders and interest expense is included in expense ratios. The annualized ratios of distributions to mandatory redeemable preferred stockholders and interest expense to average net assets applicable to common stockholders were:

	Year Ended October 31
	2023	2022	2021	2020	2019
Distributions to mandatory redeemable preferred stockholders	2.87%	1.47%	0.95%	0.71%	0.71%
Interest	1.71%	0.51%	0.15%	0.89%	1.38%

j	Includes interest expense on reverse repurchase agreements of 0.03% for the year ended October 31, 2023.
k
Calculated by subtracting the Fund's total liabilities (excluding the liquidation preference of mandatory redeemable preferred shares and accumulated unpaid distributions on mandatory redeemable preferred shares) from the Fund's total assets and dividing by the number of mandatory redeemable preferred shares outstanding.

l	Net of unamortized deferred issuance costs. The unamortized deferred issuance costs for the year ended October 31, 2023 were $67,892.

Notes to Financial Highlights High Yield Strategies Fund Inc.   (cont’d)
m	Net of unamortized deferred issuance costs. The unamortized deferred issuance costs were:

Year Ended October 31,
2022	2021	2020	2019
$107,325	$243,416	$379,506	$88,436

n
Calculated by subtracting the Fund’s total liabilities (excluding the liquidation preference of mandatory redeemable preferred shares, the outstanding principal of the PNs and accumulated unpaid liabilities on the
PNs and the mandatory redeemable preferred shares) from the Fund’s total assets and dividing by the outstanding Notes Payable balance.

o
Calculated by subtracting the Fund’s total liabilities (excluding the liquidation preference of mandatory redeemable preferred shares, the outstanding principal of the loans payable and accumulated unpaid liabilities on the loans payable and the mandatory redeemable preferred shares) from the Fund’s total assets and dividing by the outstanding Loans Payable balance.

Report of Independent Registered Public Accounting Firm
To the Stockholders and Board of Directors of
Neuberger Berman High Yield Strategies Fund Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Neuberger Berman High Yield Strategies Fund Inc. (the "Fund"), including the schedule of investments, as of October 31, 2023 and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2023, the results of its operations and cash flows for the year ended, the changes in net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.
Boston, Massachusetts
December 22, 2023

Fund Investment Objective, Policies and Risks
Investment Objective and Policies
The Fund’s investment objective is to seek high total return (income plus capital appreciation). There is no assurance that the Fund will achieve its investment objective.
The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in high yield debt securities of U.S. and foreign issuers. High yield debt securities include securities that, at the time of investment, are rated below investment grade (commonly referred to as "junk") by at least one independent credit rating agency or, if unrated, determined by the Fund’s portfolio managers to be of comparable quality. High yield debt securities may include distressed securities. To the extent not invested in high yield debt securities, the Fund may invest a portion of its assets (normally, not more than 20% of its total assets) in other securities and financial instruments, including investment grade debt securities, equity securities and derivatives. The Fund may also invest up to 15% of its total assets in collateralized loan obligations ("CLOs"). The Fund’s investment objective and its policy of investing at least 80% of its total assets in high yield debt securities of U.S. and foreign issuers are not fundamental and may be changed by the Fund’s Board of Directors without stockholder approval, however stockholders would be provided at least 60 days’ notice of any changes.
The Fund invests primarily in securities of U.S. issuers, but may also invest in securities of foreign issuers. Up to 25% of the Fund’s total assets may be invested in securities of foreign issuers traded outside of the U.S. Liquid securities purchased by the Fund may subsequently become illiquid.
The Fund uses leverage to pursue its investment objective. The Fund currently utilizes leverage through a secured credit facility and the issuance of preferred stock, and may borrow money or use a variety of additional strategies to increase funds available for investment. Under the 1940 Act, the Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., preferred stock) up to 50% of its total managed assets. The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, the Fund may be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Fund’s credit facility and preferred stock governing instruments or by agencies rating the preferred stock, which may be more stringent than those imposed by the 1940 Act.
Securities purchased by the Fund may have fixed or variable principal payments and various types of interest rate and dividend payment and reset terms, including fixed rate, variable rate, floating rate, zero coupon, deferred, payment in kind and auction rate features. Auction rate securities are preferred securities and debt securities with dividends/coupons based on a rate set at auction. The auction is usually held weekly for each series of a security, but may be held less frequently. The auction sets the rate, and securities may be bought and sold at the auction, normally at par value at specified intervals.
Although the Fund may invest in debt securities having a broad range of maturities, the average portfolio maturity of the Fund is expected to be within the intermediate range (2 to 7 years) and will vary over time, based on the judgment of the Fund’s portfolio managers.
The Fund may invest in a variety of direct debt instruments, including bank loans, notes and other interests in amounts owed to financial institutions by borrowers, such as companies and governments. Corporate loans in which the Fund may invest will primarily consist of direct obligations of borrowers. The Fund may invest in corporate loans at origination as a co-lender or may acquire loans in the secondary market by purchasing participations in, assignments of or novations of corporate loans. The bank loans in which the Fund invests may be structured and administered by a third party that acts as agent for a group of lenders that make or hold interests in the loan. The Fund may acquire interests in such loans by taking an assignment of all or a portion of a direct interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.

The Fund may invest in asset-backed securities, such as CLOs, mortgage-backed securities and equity securities, including common stocks, preferred stocks, depositary receipts, warrants and rights. The Fund may also invest in bonds and preferred stocks that are convertible into equity securities.
The Fund may invest in derivatives. The Fund may purchase and sell derivative instruments such as exchange listed and over-the-counter put and call options on securities, foreign currencies and securities indices. It may also purchase and sell financial futures contracts (and options thereon) and enter into various other types of transactions in derivatives, such as swaps, caps, floors and collars. These transactions may include the use of interest rate swaps (to hedge against adverse changes in interest rates affecting securities held by the Fund, dividends payable on any preferred stock issued by the Fund or interest payable on the Fund’s borrowings) and credit default swaps. Although the Fund will not use derivatives as a primary investment technique, it may use derivatives for a variety of purposes, including: (1) as a hedge against adverse changes in securities prices, interest rates or foreign currency exchange rates; and (2) as a substitute for purchasing or selling securities.
The Fund may invest in other investment companies, including exchange-traded funds, if the investment companies invest principally in the types of investments in which the Fund may invest directly.
In connection with the Fund’s use of leverage through a secured credit facility and the issuance of preferred stock, the Fund may seek to hedge the interest rate risks associated with leverage through interest rate swaps, caps or other derivative transactions. These transactions involve investment techniques and risks different from those associated with portfolio transactions in securities of high yield debt securities. There is no assurance that any interest rate hedging transactions, if undertaken, will be successful, and such transactions may adversely affect the Fund’s achievement of its investment objective.
The Fund’s portfolio managers will seek high total returns through in-depth credit research utilizing proprietary analytics processes to assess the strength of a company’s credit profile, examples of which include but are not limited to: their ability to pay principal and interest, their cash flow and balance sheet composition, and their market position relative to competitors. As part of their fundamental investment analysis the Fund’s portfolio managers consider Environmental, Social and Governance (ESG) factors they believe are financially material to individual investments, where applicable, as described below. While this analysis is inherently subjective and may be informed by internally generated and third-party metrics, data and other information, the portfolio managers believe that the consideration of financially material ESG factors, alongside traditional financial metrics, may improve credit analysis, security selection, relative value analysis and enhance the Fund’s overall investment process. As part of this analysis, the Fund’s portfolio managers also regularly engage with the management teams of issuers on issues that the portfolio managers believe are material to the credit risk of an issuer. The specific ESG factors considered and scope and application of integration may vary depending on the specific investment and/or investment type. The consideration of ESG factors does not apply to certain instruments, such as certain derivative instruments, other registered investment companies, cash and cash equivalents. The consideration of ESG factors as part of the investment process does not mean that the Fund pursues a specific "impact" or "sustainable" investment strategy.
In an effort to achieve its goal, the Fund may engage in active and frequent trading.
Risk Factors
This section contains a discussion of principal risks of investing in the Fund. The net asset value per share ("NAV") and market price of, and distributions paid on, the Fund’s shares of common stock will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Fund will meet its investment objectives or that the Fund’s performance will be positive for any period of time. Each of the following risks, which are described in alphabetical order and not in order of importance, can significantly affect the Fund’s performance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations. The Fund may be subject to other risks in addition to those identified below.
Anti-Takeover Provisions Risk. The Fund’s Articles of Incorporation and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. If the Fund were converted to open-end status, the Fund would have to redeem preferred stock and prepay borrowings under its credit facility. By resolution of the Board, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act.
Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a "callable security" early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.
Closed-end Fund Risk. The Fund is a diversified, closed-end management investment company and designed primarily for long-term investors. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. The Fund’s Common Stock may trade at a discount to the Fund’s NAV.
Collateralized Loan Obligations Risk. CLOs issue classes or "tranches" of securities that vary in risk and yield and may experience substantial losses due to interest rate fluctuations, actual defaults, collateral defaults, disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the quality and type of the underlying debt and the tranche of the CLO in which the Fund invests.  In addition, CLOs that obtain their exposure through derivative instruments entail the additional risks associated with such instruments.  CLOs can be difficult to value, may at times be illiquid, may be highly leveraged (which could make them highly volatile), and may produce unexpected investment results due to their complex structure. In addition, CLOs involve many of the same risks of investing in debt securities and asset-backed securities including, but not limited to, interest rate risk, credit risk, liquidity risk, and valuation risk.
Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security (i.e., a security with both debt and equity characteristics), typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities. To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies. The securities of small- and mid-cap companies may fluctuate more widely in price than the market as a whole and there may also be less trading in small- or mid-cap securities.
Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance by affecting the credit quality or value of the Fund’s securities. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.
Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by various factors, including investor perception and changes in interest rates; intervention, or failure to intervene, by U.S. or foreign governments, central banks, or supranational entities; or by currency controls or political developments in the U.S. or abroad.
Depositary Receipts Risk. Depositary receipts are certificates issued by a financial institution evidencing ownership of underlying foreign securities. Depositary receipts involve many of the same risks of investing directly in the underlying foreign securities. Depositary receipts are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying foreign securities are denominated in foreign currency, and there may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities.
Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. The value of a derivative instrument depends largely on (and is derived from) the value of the reference instrument underlying the derivative. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are exchange traded or centrally cleared. When the Fund uses derivatives, it will likely be required to provide margin or collateral; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral could limit the Fund’s ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and actual and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.
Additional risks associated with certain types of derivatives are discussed below:
Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies.
Futures. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a fund to close out a position when desired. In the absence of such limits, the liquidity of the futures market depends on participants entering into offsetting transactions rather than taking or making delivery. To the extent the Fund enters into futures contracts requiring physical delivery (e.g., certain commodities contracts), the inability of the Fund to take or make physical delivery can negatively impact performance.
Options. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. When the Fund writes a covered call option, it gives up the opportunity to profit from a price increase in the underlying instrument above the strike price. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options. If an option that the Fund has purchased is never exercised or closed out, the Fund will lose the amount of the premium it paid and the use of those funds.
Swaps. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap.
Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.
Distressed Securities Risk. Distressed securities may present a substantial risk of default or may be in default. Distressed securities involve the substantial risk that principal will not be repaid and the Fund may lose a substantial portion or all of its investment. The Fund may not receive interest payments on the distressed securities, which would not generate income for shareholders, and may incur costs to protect its investment. The prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility and it may be difficult to value such securities. In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Fund may be unable to exit its position.
Distributions Risk. There can be no assurance that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or maintain certain levels of cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital, which would reduce the Fund’s NAV and, over time, potentially increase the Fund’s expense ratio.
Foreign Securities Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals; significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing and accounting, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the U.S. markets. The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.
Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions may be compromised and the Fund could incur significant losses.
High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to Common Stockholders than if the Fund had a low portfolio turnover rate.
Interest Rate Risk. The Fund’s distribution rate and NAV will fluctuate in response to changes in interest rates. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.
Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.
Leverage Risk. The Fund’s use of leverage may cause higher volatility for the Fund’s NAV, market price, and distribution rate. Leverage typically magnifies the total return of the Fund’s portfolio, whether that return is positive or negative. Leverage is intended to increase common stock net income, but there is no assurance that the Fund’s leveraging strategy will be successful or that the use of leverage will result in a higher yield on the Fund’s shares of common stock. Different forms of leverage, including swaps, may introduce additional credit or interest rate risk. Leverage may also increase the Fund’s liquidity risk, as the Fund may need to sell securities at inopportune times to stay within Fund, contractual or regulatory limits. The Fund’s use of leverage may increase operating costs, which may reduce total return. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.
Liquidity Risk. From time to time, the trading market for a particular investment in which the Fund invests, or a particular type of instrument in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.
Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. A significant portion of floating rate loans may be "covenant lite" loans that may contain fewer or less restrictive constraints on the borrower and/or may contain other characteristics that would be favorable to the borrower, limiting the ability of lenders to take legal action to protect their interests in certain situations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan and the Fund may need to retain legal counsel to enforce its rights in any resulting event of default, bankruptcy, or similar situation. Interests in loans expose the Fund to the credit risk of the underlying borrower and may expose the Fund to the credit risk of the lender.
The Fund may acquire a loan interest by direct investment as a lender, by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee or by participating in a loan interest that is held by another party. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. It is possible that the Fund could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.
Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as "junk bonds") and unrated debt securities determined to be of comparable quality involve greater risks than investment grade debt securities. Such securities may fluctuate more widely in price and yield and may fall in price, sometimes abruptly, due to changes in interest rates, market activity, economic conditions, such as when economic conditions are deteriorating or are expected to deteriorate, or other factors. These securities may be less liquid, may require a greater degree of judgment to establish a price and may be difficult to sell at the time and price the Fund desires. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.
Market Premium/Discount Risk. The market price of the Fund’s shares of common stock will generally fluctuate in accordance with changes in the Fund’s NAV as well as the relative supply of and demand for shares on the secondary market. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their NAV because the shares trade on the secondary market at market prices and not at NAV. Because the market price of the Fund’s shares of common stock will be determined by factors such as relative supply of and demand for shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Common stockholders bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Fund’s NAV than at the time of purchase.
Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally.

Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.
Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities, including collateralized mortgage instruments, will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition, investments in mortgage- and asset-backed securities may be subject to prepayment risk and extension risk, call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.
Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Other Investment Company Risk. To the extent the Fund invests in other investment companies, including money market funds and exchange-traded funds (ETFs), its performance will be affected by the performance of those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.
An ETF may trade in the secondary market at a price below the value of its underlying portfolio, may not be liquid and may be halted by the listing exchange. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.
Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.
Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities, including securities for which Fund management has material non-public information, are securities that are subject to legal and/or contractual restrictions on their sales. These securities may not be sold to the public unless certain conditions are met, which may include registration under the applicable securities laws. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for these securities. In addition, the Fund may get only limited information about the issuer of a private placement or other restricted security.
Recent Market Conditions.  Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing, which may impact such economies and markets in ways that cannot be foreseen at this time.
Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve and certain foreign central banks raised interest rates as part of their efforts to address rising inflation. In addition, ongoing inflation pressures could continue to cause an increase in interest rates and/or negatively impact companies. It is difficult to accurately predict the pace at which interest rates might increase, or the timing, frequency or magnitude of any such increases in interest rates, or when such increases might stop. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected changes in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets. Also, regulators have expressed concern that changes in interest rates may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Over the longer term, the interest rate increases may present a greater risk than has historically been the case due to the prior period of relatively low interest rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives, or their alteration or cessation. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.
Some countries, including the U.S., have adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with trade negotiations between the U.S. and China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, the current strength of the U.S. dollar may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.
Regulators in the U.S. have proposed and adopted a number of changes to regulations involving the markets and issuers, some of which implicate the Fund. The full effect of various newly adopted regulations is not currently known. Additionally, it is not currently known whether any of the proposed regulations will be adopted. However, due to the scope of regulations being proposed and adopted, certain of these changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, or adversely impact its performance.
Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East, or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.
Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. The impact of epidemics and/or pandemics that may arise in the future could negatively affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time and could last for an extended period of time.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
China’s economy, which had been sustained through debt-financed spending on housing and infrastructure, appears to be experiencing a significant slowdown and growing at a lower rate than prior years. Due to the size of China’s economy, such a slowdown could impact a number of other countries.
There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.
A rise in sea levels, a change in weather patterns, including an increase in powerful storms and large wildfires, and/or a climate-driven increase in flooding could cause properties to lose value or become unmarketable altogether. Unlike previous declines in the real estate market, properties in affected zones may not ever recover their value. The U.S. administration appears concerned about the climate change problem and is focusing regulatory and public works projects around those concerns. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change.
Losses related to climate change could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.
Regulated Investment Company Status. The Fund has qualified, and intends to remain qualified, for federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Code. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to stockholders as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate stockholders and (ii) for the dividends received deduction ("DRD") in the case of corporate stockholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gain, pay substantial taxes and interest, and make certain distributions.
Repurchase Agreement Risk. Repurchase agreements generally are for a short period of time and involve the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may result in costs, delays, and/or losses to the Fund.
Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.
Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
Shareholder Activism Risk. Shareholder activism can take many forms, including making public demands that the Fund consider certain alternatives, engaging in public campaigns to attempt to influence the Fund’s governance and/or management, commencing proxy contests in an effort to elect the activists’ representatives or others to the Fund’s Board of Directors or to seek other actions such as a tender offer or Fund liquidation, and commencing litigation. Shareholder activism arises in a variety of situations, and has been increasing in the closed-end fund space recently. While the Fund is currently not subject to any shareholder activism, due to the potential volatility of the Fund’s common stock market price and for a variety of other reasons, the Fund may in the future become the target of shareholder activism. Shareholder activism could result in substantial costs and divert Management’s and the Fund’s Board’s attention and resources from its business. Also, the Fund may be required to incur significant legal and other expenses related to any activist shareholder matters. Further, the Fund’s stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism. Shareholder activists seek short-term actions that can increase Fund costs per share and be detrimental to long-term stockholders.
U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices, including due to changes in interest rates, of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Securities not backed by the full faith and credit of the U.S. Treasury carry at least some risk of non-payment or default.
Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent price and from the prices used by other funds to calculate their NAVs. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities, may have restrictions on resale and may lack an active market.
Warrants and Rights Risk. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.
Zero Coupon Securities, Step Coupon Securities, Pay-in-Kind Securities and Discount Obligations. Zero coupon securities and step coupon securities are debt obligations that are issued and traded at a discount from their face amount or par value (known as "original issue discount" or "OID") and do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. The Fund may also acquire certain debt securities at a discount. These discount obligations involve special risk considerations. OID varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer. Zero coupon securities and step coupon securities are redeemed at face value when they mature. Accrued OID must be included in the Fund’s gross income for federal tax purposes ratably each taxable year prior to the receipt of any actual payments. Pay-in-kind securities pay "interest" through the issuance of additional securities. The market prices of zero coupon securities, step coupon securities, pay-in-kind securities and discount obligations generally are more volatile than the prices of securities that pay cash interest periodically. Those securities and obligations are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

Distribution Reinvestment Plan for the Fund
Equiniti Trust Company, LLC (the "Plan Agent") will act as Plan Agent for stockholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then-current shares of the Fund’s common stock ("Shares") are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.
Whenever the Fund declares a dividend or distribution with respect to the Shares, each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then-current market price per Share on the payment date.
Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.
For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.
Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other stockholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.
The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.
The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.
Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its stockholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.
The Plan Agent’s service fee for handling capital gains and other distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.
Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.
These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.
The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.
Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent by telephone at 1-866-227-2136 or by mail at P.O. Box 500, Newark, NJ 07101 or online at  https://equiniti.com/us/ast-access/individuals.

Directory
Investment Manager and Administrator
Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
877.461.1899
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Equiniti Trust Company, LLC
48 Wall Street, Floor 23
New York, NY 10005
Shareholder Services 866.227.2136
Plan Agent
Equiniti Trust Company, LLC
P.O. Box 500
Newark, NJ 07101

Overnight correspondence should be sent to:
Equiniti Trust Company, LLC
55 Challenger Road 2nd Floor
Ridgefield Park, NJ 07660
Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Directors and Officers
The following tables set forth information concerning the Directors and Officers of the Fund. All persons named as Directors and Officers also serve in similar capacities for other funds administered or managed by NBIA. The Fund’s Statement of Additional Information includes additional information about the Directors as of the time of the Fund’s most recent public offering and is available upon request, without charge, by calling (877) 461-1899.
Information about the Board of Directors
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)
CLASS I
Independent Directors
Marc Gary (1952)	Director since 2015
Executive Vice Chancellor
Emeritus, The Jewish
Theological Seminary, since
2020; formerly, Executive
Vice Chancellor and Chief
Operating Officer, The
Jewish Theological Seminary,
2012 to 2020; formerly,
Executive Vice President and
General Counsel, Fidelity
Investments, 2007 to
2012;formerly, Executive
Vice President and General
Counsel, BellSouth
Corporation, 2004 to 2007;
formerly, Vice President and
Associate General Counsel,
BellSouth Corporation, 2000
to 2004; formerly, Associate,
Partner, and National
Litigation Practice Co-Chair,
Mayer, Brown LLP, 1981 to
2000; formerly, Associate
Independent Counsel, Office
of Independent Counsel,
1990 to 1992.
47
Chair and Director, USCJ
Supporting Foundation,
since 2021; Director, UJA
Federation of Greater New
York, since 2019; Trustee,
The Jewish Theological
Seminary, since 2015;
Director, Lawyers Committee
for Civil Rights Under Law
(not-for-profit), since 2005;
formerly, Director, Legility,
Inc. (privately held for-profit
company), 2012 to 2021;
formerly, Director, Equal
Justice Works
(not-for-profit), 2005 to
2014; formerly, Director,
Corporate Counsel Institute,
Georgetown University Law
Center, 2007 to 2012;
formerly, Director, Greater
Boston Legal Services
(not-for-profit), 2007 to
2012.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)
Michael M. Knetter (1960)	Director since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	47
Director, 1WS Credit Income
Fund, since 2018; Board
Member, American Family
Insurance (a mutual
company, not publicly
traded), since March 2009;
formerly, Trustee,
Northwestern Mutual
Series Fund, Inc., 2007 to
2011; formerly, Director,
Wausau Paper, 2005 to
2011; formerly, Director,
Great Wolf Resorts, 2004 to
2009.

Tom D. Seip (1950)	Director since 2006; Chairman of the Board since 2008; formerly, Lead Independent Director from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	47
Trustee, University of
Maryland, Shore Regional
Health System, since 2020;
formerly, Director, H&R
Block, Inc. (tax services
company), 2001 to 2018;
formerly, Director, Talbot
Hospice Inc., 2013 to 2016;
formerly, Chairman,
Governance and Nominating
Committee, H&R Block, Inc.,
2011 to 2015; formerly,
Chairman, Compensation
Committee, H&R Block, Inc.,
2006 to 2010; formerly,
Director, Forward
Management, Inc. (asset
management company),
1999 to 2006.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)
CLASS II
Independent Directors
Michael J. Cosgrove (1949)	Director since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	47
Member of Advisory Board,
Burke Neurological Institute,
since 2021; Parish Councilor,
St. Pius X, since 2021;
formerly, Director, America
Press, Inc. (not-for-profit
Jesuit publisher), 2015 to
2021; formerly, Director,
Fordham University, 2001 to
2018; formerly, Director, The
Gabelli Go Anywhere Trust,
June 2015 to June 2016;
formerly, Director, Skin
Cancer Foundation
(not-for-profit), 2006 to
2015; formerly, Director, GE
Investments Funds, Inc.,
1997 to 2014; formerly,
Trustee, GE Institutional
Funds, 1997 to 2014;
formerly, Director, GE Asset
Management, 1988 to
2014; formerly, Director,
Elfun Trusts, 1988 to 2014;
formerly, Trustee, GE Pension
& Benefit Plans, 1988 to
2014; formerly, Member of
Board of Governors,
Investment Company
Institute.

Ami Kaplan (1960)	Director since 2023	Formerly, Partner, Deloitte LLP, 1982 to 2023, including Vice Chair, 2017 to 2020; formerly, President and Board Chair, Women’s Forum of New York, 2014 to 2016.	47	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)
Deborah C. McLean (1954)	Director since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor (Corporate Finance), Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	47
Board Member, The
Maritime Aquarium at
Norwalk, since 2020; Board
Member, Norwalk
Community College
Foundation, since 2014;
Dean’s Advisory Council,
Radcliffe Institute for
Advanced Study, since 2014;
formerly, Director and
Treasurer, At Home in Darien
(not-for-profit), 2012 to
2014; formerly, Director,
National Executive Service
Corps (not-for-profit), 2012
to 2013; formerly, Trustee,
Richmond, The American
International University in
London, 1999 to 2013.

George W. Morriss (1947)	Director since 2007	Formerly, adjunct Professor, Columbia University School of International and Public Affairs, 2012 to 2018; formerly, Executive Vice President and Chief Financial Officer, People’s United Bank, Connecticut (a financial services company), 1991 to 2001.	47
Director, 1WS Credit Income
Fund; Chair, Audit
Committee, since 2018;
Director and Chair, Thrivent
Church Loan and Income
Fund, since 2018; formerly,
Trustee, Steben Alternative
Investment Funds, Steben
Select Multi-Strategy Fund,
and Steben Select
Multi-Strategy Master Fund,
2013 to 2017; formerly,
Treasurer, National
Association of Corporate
Directors, Connecticut
Chapter, 2011 to 2015;
formerly, Manager, Larch
Lane Multi-Strategy Fund
complex (which consisted of
three funds), 2006 to 2011;
formerly, Member, NASDAQ
Issuers’ Affairs Committee,
1995 to 2003.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)
CLASS III
Independent Directors
Martha C. Goss (1949)	Director since 2007
Formerly, President, Woodhill
Enterprises Inc./Chase
Hollow Associates LLC
(personal investment
vehicle), 2006 to 2020;
formerly, Consultant,
Resources Global
Professionals (temporary
staffing), 2002 to 2006;
formerly, Chief Financial
Officer, Booz-Allen &
Hamilton, Inc., 1995 to
1999; formerly, Enterprise
Risk Officer, Prudential
Insurance, 1994 to 1995;
formerly, President,
Prudential Asset
Management Company,
1992 to 1994; formerly,
President, Prudential Power
Funding (investments in
electric and gas utilities and
alternative energy projects),
1989 to 1992; formerly,
Treasurer, Prudential
Insurance Company, 1983 to
1989.
47
Director, American Water
(water utility), since 2003;
Director, Allianz Life of New
York (insurance), since 2005;
formerly, Director, Berger
Group Holdings, Inc.
(engineering consulting
firm), 2013 to 2018;
formerly, Director, Financial
Women’s Association of
New York (not-for-profit
association), 1987 to 1996,
and 2003 to 2019; Trustee
Emerita, Brown University,
since 1998; Director,
Museum of American
Finance (not-for-profit), since
2013; formerly,
Non-Executive Chair and
Director, Channel
Reinsurance (financial
guaranty reinsurance), 2006
to 2010; formerly, Director,
Ocwen Financial Corporation
(mortgage servicing), 2005
to 2010; formerly, Director,
Claire’s Stores, Inc. (retailer),
2005 to 2007; formerly,
Director, Parsons
Brinckerhoff Inc.
(engineering consulting
firm), 2007 to 2010;
formerly, Director, Bank
Leumi (commercial bank),
2005 to 2007; formerly,
Advisory Board Member,
Attensity (software
developer), 2005 to 2007;
formerly, Director, Foster
Wheeler Manufacturing,
1994 to 2004; formerly,
Director, Dexter Corp.
(Manufacturer of
Non-Wovens, Plastics, and
Medical Supplies), 1992 to
2001.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)
Franklyn E. Smith (1961)	Director since 2023	Formerly, Partner, PricewaterhouseCoopers LLP, 1989 to 2021.	47	Director, Zurich American Insurance Company, since 2023.
James G. Stavridis (1955)	Director since 2015	Vice Chairman Global Affairs, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	47
Director, Fortinet
(cybersecurity), since 2021;
Director, Ankura, since 2020;
Director, Vigor Shipyard,
since 2019; Director,
Rockefeller Foundation,
since 2018; Director,
American Water (water
utility), since 2018; Director,
NFP Corp. (insurance broker
and consultant), since 2017;
Director, Onassis Foundation,
since 2014; Director, Michael
Baker International
(construction) since 2014;
Director, Vertical Knowledge,
LLC, since 2013; formerly,
Director, U.S. Naval Institute,
2014 to 2019; formerly,
Director, Navy Federal Credit
Union, 2000 to 2002;
formerly, Director, BMC
Software Federal, LLC, 2014
to 2019.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)
Director who is an "Interested Person"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Director since 2008
President and Director,
Neuberger Berman
Group LLC, since 2009;
President and Chief
Executive Officer, Neuberger
Berman BD LLC and
Neuberger Berman
Holdings LLC (including its
predecessor, Neuberger
Berman Inc.), since 2007;
Chief Investment Officer
(Equities) and President
(Equities), NBIA (formerly,
Neuberger Berman Fixed
Income LLC and including
predecessor entities), since
2007, and Board Member of
NBIA since 2006; formerly,
Global Head of Asset
Management of Lehman
Brothers Holdings Inc.’s
("LBHI") Investment
Management Division, 2006
to 2009; formerly, member
of LBHI’s Investment
Management Division’s
Executive Management
Committee, 2006 to 2009;
formerly, Managing Director,
Lehman Brothers Inc.
("LBI"), 2006 to 2008;
formerly, Chief Recruiting
and Development Officer,
LBI, 2005 to 2006; formerly,
Global Head of LBI’s Equity
Sales and a Member of its
Equities Division Executive
Committee, 2003 to 2005;
President and Chief
Executive Officer, twelve
registered investment
companies for which NBIA
acts as investment manager
and/or administrator.
47
Member of Board of
Advisors, McDonough
School of Business,
Georgetown University, since
2001; Member of New York
City Board of Advisors, Teach
for America, since 2005;
Trustee, Montclair Kimberley
Academy (private school),
since 2007; Member of
Board of Regents,
Georgetown University, since
2013.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.
(2)
The Board shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II and Class III. The Class I, Class II and Class III Directors shall serve until the Annual Meeting of

Stockholders held in 2024, 2025 and 2026, respectively, and each third Annual Meeting of Stockholders thereafter, or until their successors have been duly elected and qualified.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.
*
Indicates a Director who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Fund by virtue of the fact that he is an officer of NBIA and/or its affiliates.

Information about the Officers of the Fund
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 2006
Senior Vice President, Neuberger Berman, since 2007 and Employee since
1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since
2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly,
Vice President, Mutual Fund Board Relations, NBIA, 2000 to 2008;
formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999;
Executive Vice President and Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Agnes Diaz (1971)	Vice President since 2013
Senior Vice President, Neuberger Berman, since 2012; Senior Vice
President, NBIA, since 2012 and Employee since 1996; formerly, Vice
President, Neuberger Berman, 2007 to 2012; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Senior Vice President, Neuberger Berman, since 2014; Senior Vice
President, NBIA, since 2014, and Employee since 2003; formerly, Vice
President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018
Senior Vice President, Chief Compliance Officer, Mutual Funds, and
Associate General Counsel, NBIA, since November 2018; formerly, Vice
President, T. Rowe Price Group, Inc., 2018; Vice President and Senior Legal
Counsel, T. Rowe Price Associates, Inc., 2014 to 2018; Vice President and
Director of Regulatory Fund Administration, PNC Capital Advisors, LLC,
2009 to 2014; Secretary, PNC Funds and PNC Advantage Funds, 2010 to
2014; Chief Compliance Officer, thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
General Counsel, Mutual Funds, since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel, 2015 to 2016; Counsel,
2007 to 2015; Senior Vice President, 2013 to 2016; Vice President, 2009
to 2013; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Sheila R. James (1965)	Assistant Secretary since 2006
Senior Vice President, Neuberger Berman, since 2023 and Employee since
1999; Senior Vice President, NBIA, since 2023; formerly, Vice President,
Neuberger Berman, 2008 to 2023; Assistant Vice President, Neuberger
Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary,
thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008
Managing Director, Neuberger Berman, since 2013; Chief Operating
Officer, Mutual Funds, and Managing Director, NBIA, since 2015; formerly,
Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President,
NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015
Senior Vice President, Neuberger Berman, since 2014 and Employee since
2000; Senior Vice President, NBIA, since 2014; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017
Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007;
Assistant Secretary, thirty-three registered investment companies for which
NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1992; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2006
Managing Director, Neuberger Berman, since 2022; Senior Vice President,
Neuberger Berman, 2007 to 2021; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman,
2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and
Principal Financial and Accounting Officer, twelve registered investment companies for which NBIA acts as investment manager and/or
administrator.

Frank Rosato (1971)	Assistant Treasurer since 2006
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1995; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.
(2)
Pursuant to the Bylaws of the Fund, each officer elected by the Directors shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Directors and may be removed at any time with or without cause.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge upon request, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger Berman’s website at www.nb.com.
Quarterly Portfolio Schedule
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The portfolio holdings information on Forms N-PORT are available upon request, without charge, by calling 800-877-9700 (toll-free).

Report of Votes of Stockholders
The Annual Meeting of Stockholders was held on September 14, 2023. Stockholders voted to elect one Class II Director and four Class III Directors to serve until the Annual Meeting of Stockholders in 2025 and 2026, respectively, or until their successors are elected and qualified. The Class I Directors (which include Marc Gary, Michael M. Knetter (preferred stock only) and Tom D. Seip) and the other Class II Directors (which include Michael J. Cosgrove, Deborah C. McLean and George W. Morriss (preferred stock only)) continue to hold office until the Annual Meeting of Stockholders in 2024 and 2025, respectively, or until their successors are elected and qualified.
To elect one Class II Director to serve until the Annual Meeting of Stockholders in 2025 or until a successor is elected and qualified.
Shares of Common and Preferred Stock	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Ami Kaplan	21,381,235	933,572	—	—
To elect four Class III Directors to serve until the Annual Meeting of Stockholders in 2026 or until their successors are elected and qualified.
Shares of Common and Preferred Stock	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Joseph V. Amato	21,441,963	872,845	—	—
Martha C. Goss	21,425,902	888,906	—	—
Franklyn E. Smith	21,521,048	793,760	—	—
James G. Stavridis	21,471,957	842,851	—	—
Board Consideration of the Management Agreement
On an annual basis, the Board of Directors (the "Board" or "Directors") of Neuberger Berman High Yield Strategies Fund Inc. (the "Fund"), including the Directors who are not "interested persons" of the Fund or of Neuberger Berman Investment Advisers LLC (with its affiliates, "Management"), as such term is defined under the Investment Company Act of 1940, as amended ("1940 Act"), ("Independent Fund Directors"), considers whether to continue the Fund’s management agreement with Management (the "Agreement"). Throughout the process, the Independent Fund Directors are advised by counsel that is experienced in 1940 Act matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 5, 2023, the Board, including the Independent Fund Directors, approved the continuation of the Agreement for the Fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the Fund and its stockholders; (ii) a comparison of the Fund’s performance, fees and expenses relative to various peers; (iii) the costs of the services provided by, and the estimated profit or loss to, Management from its relationships with the Fund; (iv) any apparent or anticipated economies of scale in relation to the services Management provides to the Fund and whether any such economies of scale are shared with Fund stockholders; and (v) any "fall-out" benefits likely to accrue to Management and its affiliates from their relationship with the Fund.
In evaluating the Fund’s Agreement, the Board, including the Independent Fund Directors, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Directors and Independent Counsel, which the Contract Review Committee annually reviews.  It also met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Directors may have on their initial review of the materials and that the Independent Fund Directors have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance based on net asset value and common stock market prices, portfolio risk, use of leverage, and information regarding share price premiums and/or discounts. The Board established the Contract Review Committee, which is comprised solely of Independent Fund Directors, to assist in its evaluation and analysis of materials for the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the full Board, including the members of the Contract Review Committee, which considers that information as part of the annual contract review process.
The Independent Fund Directors received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Directors met with Independent Counsel separately from representatives of Management.
Provided below is a description of the Board’s contract approval process and material factors that the Board considered at its meetings regarding renewal of the Agreement and the compensation to be paid thereunder.  In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund, and whether the Agreement was in the best interests of the Fund and Fund stockholders. The Board’s determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review.
This description is not intended to include all of the factors considered by the Board.  The Board members did not identify any particular information or factor that was all-important or controlling, and each Director may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, Fund stockholders.
Nature, Extent, and Quality of Services
With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board also considered Management’s long history and experience in managing and operating closed-end funds, such as the Fund, including experience monitoring and assessing discounts and premiums and complying with securities exchange requirements.  The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management’s policies and practices regarding trade execution, trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. Moreover, the Board considered Management’s approach to potential conflicts of interest both generally and between the Fund’s investments and those of other funds or accounts managed by Management.
The Board recognized the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund’s investment objective, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. In addition, the Board considered that Management has developed a leverage structure for the Fund tailored to its investment strategy and needs, has monitored the Fund’s ongoing compliance with legal and other restrictions associated with its leverage, and has recommended changes in and/or amendments to the amount or structure of its leverage over time, including changes that reduced the overall cost (or limited anticipated increases in the costs) of leverage. The Board also considered the various notable initiatives and projects Management performed in connection with its closed-end fund product line. These initiatives included developing an equity shelf program, ongoing services to manage leverage that has become increasingly complex, and continued communication efforts with stockholders.  The Board also considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor to the Fund, for which it is entitled to reasonable compensation. The Board also considered that Management’s responsibilities include continual management of investment, operational, cybersecurity, enterprise, valuation, legal, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management’s processes for monitoring and managing risk.  In addition, the Board noted that when Management launches a new fund, it assumes entrepreneurial risk with respect to that fund.
The Board also reviewed and evaluated Management’s activities under its contractual obligation to oversee the Fund’s various outside service providers, including its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters.  The Board also considered Management’s ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management.  In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management. The Board also considered the general structure of the portfolio managers’ compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund and the ability to plan for succession.
As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to market conditions over the past year and considered the overall performance of Management in this context. The Board also noted that Management actively monitors any discount from net asset value per share at which the Fund’s common stock trades and evaluates potential ways to mitigate the discount and potential impacts on the discount, including the level of distributions that the Fund pays.  The Board likewise took into account that Management monitors, to the extent information is publicly available, events that may disrupt the Fund’s long-term investment program.
Fund Performance
The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund’s performance, along with its fees and other expenses, to various peers, including a group of industry peers ("Expense Group") and a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective ("Performance Universe").  The Board considered the Fund’s performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups, noting differences as compared to certain fund industry ranking and rating systems.  The Board also considered the impact and inherent limitation on the comparisons due to the number of funds included in the Expense Group and Performance Universe.  In this regard, the Board recognized that the number of leveraged closed-end funds pursuing similar strategies with the same investment classification and/or objective as the Fund has decreased over time.  The Board also recognized the limitations inherent in comparing the Fund’s performance to a benchmark index due to the Fund’s use of leverage and pursuit of an investment strategy that is not tied directly to an index.  The Board also recognized the inherent limitations in comparing performance of peer funds utilizing leverage in light of, among other things, the impacts due to the level and type of leverage utilized and when peer funds entered into their leverage arrangements (which can impact pricing and, therefore, cost and performance).  The Board also considered the premium/discount levels at which peer funds traded along with the distribution rates and yields of those funds versus the Fund.

With respect to investment performance, the Board considered information regarding the Fund’s short-, intermediate- and long-term performance, net of the Fund’s fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of its Expense Group and Performance Universe, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.
The Performance Universe referenced in this section was identified by the consulting firm, as discussed above. In the case of underperformance for any of the periods reported, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe and/or the benchmark (e.g., the amount by which the Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). With respect to performance quintile rankings for the Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance.
The Board considered that, based on performance data for the periods ended December 31, 2022: (1) as compared to its benchmark, the Fund’s performance was lower for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the fifth quintile for the 1-, 3-, 5-, and 10-year periods.  In addition, the Board met with a member of the portfolio management team in October 2023.
The Board identified the Fund as having underperformed in certain of these comparisons to an extent, and/or over a period of time, that the Board felt warranted additional inquiry, and discussed with Management the Fund’s performance, potential reasons for the relative performance, and steps that Management had taken, or intended to take, to improve performance. The Board’s Closed-End Funds Committee also met with representatives of the portfolio managers of the Fund during the 12 months prior to voting on the contract renewal to discuss the Fund’s performance, distribution levels, and the use of leverage. The Board noted that the type, amount and term of the leverage are consistent with the portfolio managers’ preferences for the Fund’s investment strategy. The Board also took into account the impact the Fund’s leverage arrangements had on performance. The Board also considered Management’s responsiveness with respect to the relative performance. The Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results.  In addition, the Board considered the Fund’s performance over various rolling periods since the Fund’s inception.  The Board further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance.  In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it determined to approve the continuation of the Agreement notwithstanding the Fund’s relative performance.
Fee Rates, Profitability, and Fall-out Benefits
With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the Expense Group provided by the consulting firm, as discussed above.  The Board reviewed a comparison of the Fund’s management fee to its Expense Group. The Board noted that the comparative management fee analysis includes, in the Fund’s management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the Expense Group pay directly from fund assets for certain services that Management covers out of the administration fees for the Fund.  Accordingly, the Board also considered the Fund’s total expense ratio as compared with its Expense Group as a way of taking account of these differences. The Board considered that only leveraged closed-end funds were considered for inclusion in the Expense Group presented for comparison with the Fund but also noted the challenges associated with making comparisons regarding expenses for leveraged closed-end funds. The Board took into account Management’s representations that relevant expenses would be difficult for the consulting firm to fully and accurately identify due to, among other things, differences in the type of leverage used and the way such leverage costs are reported.  The Board also considered Management’s representations regarding the potential impact on expenses due to the time at which the funds in the Expense Group entered into their leverage arrangements and the funds’ fiscal year-ends (which determine the time period for which leverage costs are reported).  With this understanding, the Board also considered the impact of investment-related expenses (which include leverage expenses) and taxes on the total expenses of the Fund and the funds in the Expense Group that the consulting firm was able to identify.  The Board also considered Management’s representations that there were certain characteristics of leverage that increased leverage expenses but provided benefits and value to stockholders that were not reflected in the Fund’s expense ratio.  The Board also considered that, in comparison to certain other products managed by Management, including open-end funds, there are additional portfolio management challenges in managing closed-end funds such as the Fund, including those associated with less liquid holdings and the use of leverage.
The Board considered the Fund’s contractual management fee on managed assets (generally consisting of net assets plus leverage proceeds), as well as the actual management fee on managed assets as a percentage of assets attributable to common stockholders as compared to the Fund’s Expense Group.  The Board was aware of the additional expenses borne by common stockholders as a result of the Fund’s leveraged structure.  The Board took into account that Management has a financial incentive for the Fund to continue to use leverage, which may create a conflict of interest.  It also considered Management’s representation that it continues to believe the use of leverage is in the best interests of the Fund’s stockholders regardless of the level of compensation Management receives. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) on managed assets for the Fund compared to its Expense Group, the first quintile represents the lowest (best) fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee ranked in the first quintile, the actual management fee ranked in the second quintile, total expenses ranked in the fifth quintile, and total expenses excluding the investment-related expenses and taxes identified by the consulting firm ranked in the first quintile.
In determining to renew the Agreement, the Board took into account Management’s representations regarding the effect that the cost of leverage had on the Fund’s total expenses relative to its peers with different types and levels of leverage and noted Management’s efforts to ensure the Fund’s leverage arrangements were among the best available for a fund of its size and investment strategy and with its preferences regarding types and levels of leverage at the time the Fund entered into its leverage arrangements. In addition, the Board considered its Closed-End Fund Committee’s ongoing evaluation of the Fund, including the use of leverage and the specific leverage arrangements.
In concluding that the benefits accruing to Management by virtue of its relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management’s estimated profit on the Fund for a recent period on a pre-tax basis without regard to distribution expenses, but including year-over-year changes in each of Management’s reported expense categories. (The Board also reviewed data on Management’s estimated profit on the Fund after distribution/servicing expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures.  In addition, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management’s process for calculating and reporting its estimated profit was not unreasonable.
The Board further noted Management’s representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management’s calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, cybersecurity, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a closed-end fund in the current regulatory and market environment.  The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on review, concluded that Management’s reported level of estimated profitability on the Fund was reasonable.
Information Regarding Services to Other Clients
The Board also considered whether there were any other funds or separate accounts ("other clients") that were advised or sub-advised by Management or its affiliates with investment objectives, policies, and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to such other clients. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and such other clients and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such other clients were lower than the fee rates paid by the Fund, the differences reflected Management's greater level of responsibilities and significantly broader scope of services to the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.
Economies of Scale
The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund and noted that there is little expectation that closed-end funds will show significant economies of scale. The Board considered that, as a closed-end investment company, the Fund does not continually offer new shares to raise additional assets (as does a typical open-end investment company), but may experience asset growth through investment performance and/or the increased use of leverage. Additionally, the Board considered that, at times when the Fund’s shares have traded at or close to a premium to its net asset value, the Fund conducted at-the-market and rights offerings to raise additional assets, most recently in 2023. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Fund and its stockholders.
Conclusions
In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and Fund stockholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the Board retained confidence in Management’s capabilities to manage the Fund; that the Fund’s fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management by virtue of its relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund.  The Board’s conclusions are based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

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Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Internal Sales & Services
877.461.1899
www.nb.com
Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not an offer for shares of the Fund.

H0768  12/23

(b) Not applicable to the Registrant.
Item 2. Code of Ethics.
The Board of Directors (“Board”) of Neuberger Berman High Yield Strategies Fund Inc. (“Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Real Estate Securities Income Fund Inc.’s Form N-CSR, Investment Company Act file number 811-21421 (filed June 26, 2023). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3. Audit Committee Financial Expert.
The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Michael J. Cosgrove, Martha C. Goss and Deborah C. McLean.  Mr. Cosgrove, Ms. Goss and Ms. McLean are independent directors as defined by Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Ernst & Young LLP (“E&Y”) serves as the independent registered public accounting firm to the Registrant.
(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $73,400 and $73,800 for the fiscal years ended 2022 and 2023, respectively.
(b) Audit-Related Fees
The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2022 and 2023, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2022 and 2023, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2022 and 2023, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2022 and 2023, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $13,020 and $13,120 for the fiscal years ended 2022 and 2023, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with the identification of Passive Foreign Investment Companies, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2022 and 2023, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2022 and 2023, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2022 and 2023, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(d) All Other Fees
The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2022 and 2023, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2022 and 2023, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2022 and 2023, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2022 and 2023, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $13,020 and $13,120 for the fiscal years ended 2022 and 2023, respectively.
Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2022 and 2023, respectively.
(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.
(i) Not applicable.
(j) Not applicable.
Item 5. Audit Committee of Listed Registrants.
(a) The Board has established a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act”).  Its members are Michael J. Cosgrove (Chair), Martha C. Goss (Vice Chair), and Deborah C. McLean.

(b) Not applicable to the Registrant.

Item 6. Investments.
The complete schedule of investments for the Registrant is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Reserved.
Item 8. Reserved.
Item 9. Reserved.
Item 10. Reserved.
Item 11. Reserved.
Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
As of October 31, 2023, the Board has delegated to Neuberger Berman Investment Advisers LLC (“NBIA”) the responsibility to vote proxies related to the securities held in the Registrant’s portfolio. Under this authority, NBIA is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its stockholders. The Board permits NBIA to contract with a third party to obtain proxy voting and related services, including research of current issues.
NBIA has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority, including the Registrant. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.
NBIA’s Governance and Proxy Committee (“Proxy Committee”) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, administering and overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegates to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines or, in instances where a material conflict has been determined to exist, in accordance with the voting recommendations of an independent third party.
NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.
In the event that an investment professional at NBIA believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with the voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in the requested manner.
If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the voting guidelines; (ii)

disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.
Item 13. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) The following Portfolio Managers have day-to-day management responsibility of the Registrant’s portfolio as of the date of the filing of this Form N-CSR.

Christopher Kocinski, CFA, is a Managing Director of NBIA. Mr. Kocinski joined the firm in 2006 and is Co-Head of High Yield and a member of the Credit Committee for Non-Investment Grade Credit. Before being named co-Portfolio Manager to the Fund in 2019, Mr. Kocinski was co-director of non-investment grade credit research and a senior research analyst for NBIA.
Joseph Lind, CFA, is a Managing Director of NBIA. He has served as a co-Portfolio Manager for the Fund since 2018. Mr. Lind is Co-Head of High Yield and a member of the Credit Committee for Non-Investment Grade Credit. He joined the firm in 2018.
(a)(2) The table below describes the other accounts for which the Registrant’s Portfolio Managers have day-to-day management responsibility as of October 31, 2023.
Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Christopher Kocinski
Registered Investment Companies*	1	$720	0	$0
Other Pooled Investment Vehicles**	25	$8,981	1	$522
Other Accounts***	22	$5,387	3	$317
Joseph Lind
Registered Investment Companies*	1	$720	0	$0
Other Pooled Investment Vehicles**	25	$8,981	1	$522
Other Accounts***	23	$5,463	3	$317

*	Registered Investment Companies include: Mutual Funds.
**
A portion of certain accounts may be managed by other portfolio managers; however, the total assets of such accounts are included above even though the portfolio manager listed above is not involved in the day-to-day management of the entire account.

***	Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts and Managed Accounts (WRAP Accounts).

Conflicts of Interest (as of October 31, 2023)
Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts.  The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities or instruments held by the Fund, and which may include transactions that are directly contrary to the positions taken by the Fund.  For example, a Portfolio Manager may engage in short sales of securities or instruments for another account that are the same type of securities or instruments in which the Fund it manages also invests.  In such a case, the Portfolio Manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities or instruments to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity. There may also be regulatory limitations that prevent the Fund from participating in a transaction in which another account or fund managed by the same Portfolio Manager will invest. For example, the 1940 Act prohibits the Fund from participating in certain transactions with certain of its affiliates and from participating in “joint” transactions alongside certain of its affiliates. The prohibition on “joint” transactions may limit the ability of the Fund to participate alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance and may reduce the amount of privately negotiated transactions that the Funds may participate. Further, NBIA may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including the Fund, having similar or different objectives.  A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure).  Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts or funds, including the Fund.  Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities or instruments shortly before another account bought or sold the same securities or instruments, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.  Finally, a conflict of interest may arise if NBIA and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not the Fund or other funds or accounts for which the Portfolio Manager is responsible. In the ordinary course of operations, certain businesses within the Neuberger Berman organization (the “Firm”) will seek access to material non-public information.  For instance, NBIA portfolio managers may obtain and utilize material non-public information in purchasing loans and other debt instruments and certain privately placed or restricted equity instruments. From time to time, NBIA portfolio managers will be offered the opportunity on behalf of applicable clients to participate on a creditors or other similar committee in connection with restructuring or other

“work-out” activity, which participation could provide access to material non-public information.  The Firm maintains procedures that address the process by which material non-public information may be acquired intentionally by the Firm. When considering whether to acquire material non-public information, the Firm will attempt to balance the interests of all clients, taking into consideration relevant factors, including the extent of the prohibition on trading that would occur, the size of the Firm’s existing position in the issuer, if any, and the value of the information as it relates to the investment decision-making process. The acquisition of material non-public information would likely give rise to a conflict of interest since the Firm may be prohibited from rendering investment advice to clients regarding the securities or instruments of such issuer and thereby potentially limiting the universe of securities or instruments that the Firm, including the Fund, may purchase or potentially limiting the ability of the Firm, including the Fund, to sell such securities or instruments. Similarly, where the Firm declines access to (or otherwise does not receive or share within the Firm) material non-public information regarding an issuer, the portfolio managers could potentially base investment decisions with respect to assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions. In determining whether or not to elect to receive material non-public information, the Firm will endeavor to act fairly to its clients as a whole. The Firm reserves the right to decline access to material non-public information, including declining to join a creditors or similar committee.
NBIA and the Registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
(a)(3) Compensation (as of October 31, 2023)
Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees.  We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions. The percentage of revenue a Portfolio Manager receives pursuant to this arrangement will vary based on certain revenue thresholds.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity.  Certain employees (primarily senior leadership and investment professionals) participate in Neuberger Berman’s equity ownership structure, which was designed to incentivize and retain key personnel. In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity. We also offer an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger Berman.

For confidentiality and privacy reasons, we cannot disclose individual equity holdings or program participation.

Contingent Compensation.  Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.

Restrictive Covenants. Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions. For confidentiality and privacy reasons, we cannot disclose individual restrictive covenant arrangements.

(a)(4) Ownership of Securities
Set forth below is the dollar range of equity securities beneficially owned by the Registrant’s Portfolio Managers in the Registrant as of October 31, 2023.
Portfolio Manager	Dollar Range of Equity Securities Owned in the Registrant
Christopher Kocinski	A
Joseph Lind	E
A = None B = $1-$10,000 C = $10,001 - $50,000 D =$50,001-$100,000	E = $100,001-$500,000 F = $500,001-$1,000,000 G = Over $1,000,000

(b) Not applicable.
Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No reportable purchases for the period covered by this report.
Item 15.  Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which stockholders may recommend nominees to the Board.
Item 16. Controls and Procedures.
(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)	The Fund did not engage in any securities lending activity during its most recent fiscal year.
(b)	The Fund did not engage in any securities lending activity and no services were provided by the securities lending agent to the Fund during its most recent fiscal year.
Item 18. Recovery of Erroneously Awarded Compensation.
Not applicable to the Registrant.
Item 19. Exhibits.
(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Real Estate Securities Income Fund Inc.’s Form N-CSR, Investment Company Act file number 811-21421 (filed June 26, 2023).
(a)(2)	Not applicable to the Registrant.
(a)(3)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(4)	Not applicable to the Registrant.
(a)(5)	Not applicable to the Registrant.
(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.
The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Neuberger Berman High Yield Strategies Fund Inc.
By: /s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President
Date: January 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President
Date: January 5, 2024

By: /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: January 5, 2024